SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant:                         [ X ]
Filed by a Party other than the Registrant:  [   ]

Check the appropriate box:
[   ] Preliminary Proxy Statement     [   ]  Confidential, for Use of the
[ X ] Definitive Proxy Statement             Commission Only (as permitted
[   ] Definitive Additional Materials        by Rule 14a-6(e)(2))
[   ] Soliciting Materials Pursuant to  Section 240.14a-11(c) or
      Section 240.14a-12

                                  Valhi, Inc.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
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      paid previously.  Identify the previous filing by registration statement
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                                [LOGO GOES HERE]


                                  VALHI, INC.
                              Three Lincoln Centre
                          5430 LBJ Freeway, Suite 1700
                            Dallas, Texas 75240-2697
                                 March 31, 1997


To Our Stockholders:

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Valhi, Inc., which will be held on Thursday, May 8, 1997, at 10:00 a.m., local time, at Valhi's corporate offices at Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, Texas. The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

     Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card or voting instruction form in the accompanying envelope as promptly as possible to ensure that your shares are represented and voted in accordance with your wishes. Your vote, whether given by proxy or in person at the meeting, will be held in confidence by the inspector of election as provided in Valhi's bylaws.

                                   Sincerely,




                                   Harold C. Simmons
                                   Chairman of the Board, President and Chief
                                   Executive Officer



                                  VALHI, INC.
                              Three Lincoln Centre
                          5430 LBJ Freeway, Suite 1700
                            Dallas, Texas 75240-2697

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held May 8, 1997

To the Stockholders of Valhi, Inc.:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Meeting") of Valhi, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 8, 1997, at 10:00 a.m., local time, at the corporate offices of the Company at Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, Texas for the following purposes:

     (1) To elect five directors to serve until the 1998 Annual Meeting of Stockholders and until their successors are duly elected and qualified or their earlier removal, resignation or death;

     (2) To consider and vote on a proposal to amend and restate the Valhi, Inc. 1987 Stock Option - Stock Appreciation Rights Plan;

     (3) To consider and vote on a proposal to adopt the Valhi, Inc. 1997 Long-Term Incentive Plan; and

     (4) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The board of directors of the Company set the close of business on March 19, 1997 as the record date (the "Record Date") for the Meeting. Only holders of the Company's common stock, $0.01 par value per share, at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. The Company's stock transfer books will not be closed following the Record Date. A complete list of stockholders entitled to vote at the Meeting will be available for examination during normal business hours by any stockholder of the Company, for purposes related to the Meeting, for a period of ten days prior to the Meeting at the Company's corporate offices located at the address set forth above.

     You are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting in person, please complete, date and sign the accompanying proxy card or voting instruction form and return it promptly in the enclosed envelope to ensure that your shares are represented and voted in accordance with your wishes. You may revoke your proxy by following the procedures set forth in the accompanying Proxy Statement. If you choose, you may still vote in person at the Meeting even though you previously submitted your proxy.

     In accordance with the Company's bylaws, your vote, whether given by proxy or in person at the Meeting, will be held in confidence by the inspector of election for the Meeting.


                              By Order of the Board of Directors,



                              Steven L. Watson, Secretary

Dallas, Texas
March 31, 1997
                                  VALHI, INC.
                              Three Lincoln Centre
                          5430 LBJ Freeway, Suite 1700
                            Dallas, Texas 75240-2697

                                ---------------
                                PROXY STATEMENT

                                ---------------

                              GENERAL INFORMATION

     This Proxy Statement and the accompanying proxy card or voting instruction form are being furnished in connection with the solicitation of proxies by and on behalf of the board of directors (the "Board of Directors") of Valhi, Inc., a Delaware corporation ("Valhi" or the "Company"), for use at the 1997 Annual Meeting of Stockholders of the Company to be held on Thursday, May 8, 1997 and at any adjournment or postponement thereof (the "Meeting"). The Meeting will be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). The Notice, this Proxy Statement, the accompanying proxy card or voting instruction form and Valhi's Annual Report to Stockholders, which includes Valhi's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the "Annual Report"), are first being mailed to the holders of Valhi's common stock, $0.01 par value per share ("Valhi Common Stock"), on or about April 7, 1997. Valhi's executive offices are located at Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, Texas
 75240-2697.

                  QUORUM, VOTING RIGHTS AND PROXY SOLICITATION

     The record date set by the Board of Directors for the determination of stockholders entitled to notice of and to vote at the Meeting was the close of business on March 19, 1997 (the "Record Date"). As of the Record Date, there were 114,381,414 shares of Valhi Common Stock issued and outstanding. Each share of Valhi Common Stock will entitle the holder thereof to one vote on all matters to be acted on at the Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Valhi Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the conduct of business at the Meeting. Shares of Valhi Common Stock that are voted to abstain from any business coming before the Meeting and broker/nominee non-votes will be counted as being in attendance at the Meeting for purposes of determining whether a quorum is present.

     A plurality of the affirmative votes of the outstanding shares of Valhi Common Stock represented and entitled to be voted at the Meeting is necessary to elect a director of the Company. The accompanying proxy card or voting instruction form provides space for a stockholder to withhold authority to vote for any or all of the nominees of the Board of Directors. Neither shares as to which authority to vote on the election of directors has been withheld nor broker/nominee non-votes will be counted as affirmative votes to elect director nominees to the Board of Directors.

     The affirmative vote of a majority of the outstanding shares represented and entitled to be voted at the Meeting is required to approve the amendment and restatement (the "Amendment and Restatement") of the Valhi, Inc. 1987 Stock Option - Stock Appreciation Rights Plan (the "1987 Plan"), and the adoption (the "Adoption") of the Valhi, Inc. 1997 Long-Term Incentive Plan (the "1997 Plan"). Broker/nominee non-votes will not be counted as represented and entitled to vote with regard to approval of the Amendment and Restatement or the Adoption and, therefore, will have no effect on their approval. Abstentions will be counted and will have the same effect as a vote against the Amendment and Restatement or the Adoption.

     Unless otherwise specified, the agents designated in the proxy will vote the shares represented by a proxy at the Meeting "FOR" the election of the nominees of the Board of Directors, "FOR" the Amendment and Restatement, "FOR" the Adoption and in the discretion of the agents on any other matter that may properly come before the Meeting.

     Contran Corporation ("Contran") and certain related entities held approximately 92% of the outstanding shares of Valhi Common Stock as of the Record Date and have indicated their intention to have such shares represented at the Meeting and to vote such shares "FOR" the election of each of the nominees for director of the Board of Directors, the Amendment and Restatement and the Adoption. If such shares are represented and voted as indicated at the Meeting, a quorum will be present, all the nominees for director of the Board of Directors will be elected as directors of the Company and the Amendment and Restatement and the Adoption will be approved.

     Society National Bank ("Society"), the transfer agent and registrar for Valhi Common Stock as of the Record Date, has been appointed by the Board of Directors to ascertain the number of shares represented, receive proxies and ballots, tabulate the vote and serve as inspector of election at the Meeting. All proxies, ballots and voting instructions delivered to Society that identify the vote of a particular stockholder shall be kept confidential by Society in accordance with the terms of the Company's bylaws. Each holder of record of Valhi Common Stock giving the proxy enclosed with this Proxy Statement may revoke it at any time prior to the voting of such stock at the Meeting by
(i) delivering to Society a written revocation of the proxy, (ii) delivering to Society a duly executed proxy bearing a later date or (iii) by voting in person at the Meeting. Attendance by a stockholder at the Meeting will not in itself constitute the revocation of such stockholder's proxy.

     This proxy solicitation is being made by and on behalf of the Board of Directors. The Company will pay all expenses related to the solicitation, including charges for preparing, printing, assembling and distributing all materials delivered to stockholders. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies by telephone or in person for which such persons will receive no additional compensation. Upon request, the Company will reimburse banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in distributing proxy materials and voting instructions to the beneficial owners of Valhi Common Stock held of record by such entities.

                             ELECTION OF DIRECTORS
                                  (Proposal 1)

     The bylaws of the Company provide that the Board of Directors shall consist of not less than five and not more than nine persons, as determined from time to time by the Board of Directors in its discretion. The number of directors is currently set at five. The directors elected at the Meeting will hold office until the 1998 Annual Meeting of Stockholders and until their successors are duly elected and qualified or their earlier removal, resignation or death.

     All of the nominees are currently directors of the Company whose terms will expire at the Meeting. All of the nominees have agreed to serve if elected. If any nominee is not available for election at the Meeting, a proxy will be voted "FOR" an alternate nominee to be selected by the Board of Directors, unless the stockholder executing such proxy withholds authority to vote for such nominee. The Board of Directors believes that all of its present nominees will be available for election at the Meeting and will serve if elected.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR SET FORTH BELOW.


     Nominees for Director. The following information has been provided by the respective nominees for election as directors of the Company for terms expiring at the 1998 Annual Meeting of Stockholders.

     Norman S. Edelcup, age 61, has served as a director of Valhi and/or certain of Valhi's predecessors since 1975. Mr. Edelcup has served as chairman of the board of Item Processing of America, Inc., a processing service bureau, since prior to 1992. Mr. Edelcup also serves as a director of Artistic Greetings, Inc., a mail-order stationery products company, and as a trustee for the Baron Asset Fund, a mutual fund. Additionally, he serves as chairman of the Company's audit committee and management development and compensation committee (the "MD&C Committee").

     Kenneth R. Ferris, age 48, has served as a director of Valhi since 1995 and served as a director of certain wholly owned subsidiaries of Valhi from 1986 to 1995. Dr. Ferris has been a Distinguished Professor at the American Graduate School of International Management since prior to 1992. Dr. Ferris has also conducted a private business consulting practice since prior to 1992.

     Glenn R. Simmons, age 69, has served as a director of Valhi and/or certain of Valhi's predecessors since 1980. Mr. Glenn Simmons has been vice chairman of the board of Valhi and Contran, a diversified holding company, since prior to 1992. Mr. Glenn Simmons is a director of Valhi's majority owned subsidiary, NL Industries, Inc. ("NL"), a titanium dioxide pigments and specialty chemicals company; vice chairman of the board and a director of Valhi's wholly owned subsidiary, Valcor, Inc. ("Valcor"), a company engaged in the component products and fast food industries; chairman of the board and a director of Contran's less than majority owned affiliate, Keystone Consolidated Industries, Inc. ("Keystone"), a steel fabricated wire products, industrial wire and carbon steel rod company; and a director of Contran's less than majority owned affiliate, Tremont Corporation ("Tremont"), a holding company engaged in the titanium metals and chemicals industries. Mr. Glenn Simmons has been an executive officer and/or director of various companies related to Valhi and Contran since 1969. Mr. Glenn Simmons serves as a member of the Company's executive committee and is a brother of Harold C. Simmons.

     Harold C. Simmons, age 65, has served as a director of Valhi and/or certain of Valhi's predecessors since 1980. Mr. Harold Simmons has been chairman of the board and chief executive officer of Valhi and Contran since prior to 1992 and has been president of Valhi and Contran since 1994. Mr. Harold Simmons is chairman of the board and a director of NL; a director of Tremont; and chairman of the board, president, chief executive officer and a director of Valcor. Mr. Harold Simmons has been an executive officer and/or director of various companies related to Valhi and Contran since 1961. Mr. Harold Simmons serves as chairman of the Company's executive committee and is a brother of Glenn R. Simmons.

     J. Walter Tucker, Jr., age 71, has served as a director of Valhi and/or certain of Valhi's predecessors since 1982. Mr. Tucker has been the president, treasurer and a director of Tucker & Branham, Inc., a mortgage banking, insurance and real estate company, and vice chairman of the board and a director of Keystone since prior to 1992. Mr. Tucker is a director of Columbian Mutual Life Insurance Company and SunTrust Banks, Inc. Mr. Tucker has been an executive officer and/or director of various companies related to Valhi and Contran since 1981.

     For information concerning legal proceedings to which certain director nominees are parties and other matters, see "Certain Litigation and Other Matters" and "Certain Relationships and Transactions."


               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held five meetings and took action by written consent in lieu of meetings on six occasions in 1996. Each of the directors participated in all of such meetings and all of the meetings of the committees on which they served.

     The Board of Directors has established and delegated authority to the following standing committees.

     Audit Committee. The principal responsibilities of the Audit Committee are to review the selection of the Company's independent auditors and to make its recommendation with respect to such selection to the Board of Directors; to review with the independent auditors the scope and results of the annual auditing engagement, the procedures for internal auditing, the system of internal accounting controls and internal audit results; and to direct and supervise special audit inquiries. The current members of the Audit Committee are Norman S. Edelcup (chairman) and Dr. Kenneth R. Ferris. The Audit Committee held two meetings and took no action by written consent in 1996.

     Management Development and Compensation Committee. The principal responsibilities of the MD&C Committee are to review and approve certain matters involving executive compensation, including making recommendations to the Board of Directors regarding compensation matters involving the chief executive officer; to review and approve grants of stock options and other awards under the 1987 Plan and, if approved by the stockholders, the 1997 Plan; and to review and administer such other compensation matters as the Board of Directors may direct from time to time. The current members of the MD&C Committee are Norman
S. Edelcup (chairman), Dr. Kenneth R. Ferris and J. Walter Tucker, Jr. The MD&C Committee held one meeting and took action by written consent in lieu of meetings on one occasion in 1996.

     Executive Committee. The principal responsibilities of the executive committee are to take such actions as are required to manage the Company, within the powers provided by Delaware statutes and except as otherwise limited by the Board of Directors. The current members of the executive committee are Harold
C. Simmons (chairman) and Glenn R. Simmons. The executive committee did not hold any meetings and did not take any action by written consent in 1996.

     The Board of Directors does not have a nominating committee or any committee performing a similar function. All matters that would be considered by such a committee are acted upon by the full Board of Directors. The Board of Directors will consider recommendations by stockholders of the Company with respect to the election of directors if such recommendations are submitted in writing to the secretary of the Company and received not later than December 31 of the year prior to the next annual meeting of stockholders. Such recommendations should be accompanied by a full statement of qualifications and confirmation of the nominee's willingness to serve.

     Members of the standing committees will be elected at the annual meeting of the Board of Directors immediately following the Meeting. The Board of Directors has previously established, and from time to time may establish, other committees to assist it in the discharge of its responsibilities.



                               EXECUTIVE OFFICERS


     Set forth below is certain information relating to the current executive officers of Valhi. Each executive officer serves at the pleasure of the Board of Directors. Biographical information with respect to Harold C. Simmons and Glenn R. Simmons is set forth under "Election of Directors-Nominees for Director."

          Name             Age               Position(s)
-------------------------  ---  -------------------------------------
Harold C. Simmons........   65  Chairman of the Board, President and
                                Chief Executive Officer
Glenn R. Simmons.........   69  Vice Chairman of the Board
Eugene K. Anderson.......   61  Vice President and Assistant
                                Treasurer
Joseph S. Compofelice....   47  Executive Vice President
J. Mark Hollingsworth....   45  General Counsel
William J. Lindquist.....   39  Vice President and Tax Director
Bobby D. O'Brien.........   39  Vice President and Treasurer
Robert W. Singer.........   60  Vice President
Gregory M. Swalwell......   40  Controller
Steven L. Watson.........   46  Vice President and Secretary

     Eugene K. Anderson has served as vice president and assistant treasurer of Valhi since 1994. Mr. Anderson has served as vice president of Contran since prior to 1992 and as assistant treasurer of Contran since 1994. Mr. Anderson has served as an executive officer of various companies related to Valhi and Contran since 1980.

     Joseph S. Compofelice has served as executive vice president of Valhi since 1994. Mr. Compofelice has also been the vice president and chief financial officer of NL and Tremont since 1994, a director of NL since 1995, and since


1994 vice president and chief financial officer of Titanium Metals Corporation ("TIMET"), Tremont's 30% owned principal operating subsidiary, and, except for a period during 1996, a director of TIMET. From prior to 1992 to 1994, Mr. Compofelice was the vice president and chief financial officer of Baroid Corporation, a company engaged in the petroleum services industry that Dresser Industries, Inc. acquired in 1994. Mr. Compofelice has served as an executive officer or director of various companies related to Valhi and Contran since 1986.

     J. Mark Hollingsworth has served as general counsel of Valhi and Contran since 1996. From prior to 1992 to 1996, Mr. Hollingsworth served as senior counsel for Valhi and Contran. Mr. Hollingsworth has served as legal counsel of various companies related to Valhi and Contran since 1983.

     William J. Lindquist has served as vice president and tax director of Valhi and Contran since prior to 1992. Mr. Lindquist has served as an executive officer or director of various companies related to Valhi and Contran since 1980.

     Bobby D. O'Brien has served as vice president of Valhi and Contran since October 1996 and treasurer of Valhi and Contran since January 1997. Since 1993 and 1994, Mr. O'Brien has served as treasurer and vice president-finance, respectively, of Medite Corporation, a wholly owned subsidiary of Valcor that operated Valhi's former buildings products business ("Medite"). From 1992 to 1994, Mr. O'Brien also served as assistant controller of Valhi and Contran. Mr. O'Brien has served in financial and accounting positions with various companies related to Valhi and Contran since 1988.

     Robert W. Singer has served as vice president of Valhi and Contran since prior to 1992. Mr. Singer has also served as president and chief operating officer of Keystone from prior to 1992 to February 1997 and as chief executive officer of Keystone since February 1997. Mr. Singer has served as an executive officer and/or director of various companies related to Valhi and Contran since 1982.

     Gregory M. Swalwell has served as controller of Valhi and Contran since 1996. From prior to 1992 to 1996, Mr. Swalwell served as assistant controller of Valhi and Contran. Mr. Swalwell has served in accounting positions with various companies related to Valhi and Contran since 1988.

     Steven L. Watson has served as vice president and secretary of Valhi and Contran since prior to 1992. Mr. Watson has served as an executive officer and/or director of various companies related to Valhi and Contran since 1980.

                               SECURITY OWNERSHIP

     Ownership of Valhi and Its Parents. The following table and footnotes set forth as of the Record Date the beneficial ownership, as defined by regulations of the Securities and Exchange Commission (the "Commission"), of Valhi Common Stock held by (i) each person or group of persons known to Valhi to own beneficially more than 5% of the outstanding shares of Valhi Common Stock, (ii) each director of Valhi, (iii) each executive officer of Valhi named in the Summary Compensation Table below (a "named executive officer") and (iv) all directors and executive officers of Valhi as a group. See footnote (4) below for information concerning individuals and entities that may be deemed to own indirectly and beneficially those shares of Valhi Common Stock directly held by Contran, National City Lines, Inc. ("National") and Valhi Group, Inc. ("VGI"). Except for directors' qualifying shares and as set forth below, no securities of Valhi's parent companies are beneficially owned by any director or executive officer of Valhi. All information is taken from or based upon ownership filings made by such persons with the Commission or upon information provided by such persons.

                                                 Valhi Common Stock
                                       --------------------------------------
                                                                   Percent of
                                           Amount and Nature of       Class
Name of Beneficial Owner                 Beneficial Ownership (1)    (1)(2)
------------------------               --------------------------- ----------

Contran Corporation and subsidiaries:
  Contran Corporation (3) ............        7,821,158 (4)(5)        6.8%
  National City Lines, Inc. (3) ......       11,491,009 (4)          10.0%
  Valhi Group, Inc. (3) ..............       85,644,496 (4)          74.9%
Norman S. Edelcup.....................           20,000 (6)           *
Kenneth R. Ferris.....................           15,500 (7)           *
Glenn R. Simmons......................          693,683 (4)(8)        *
Harold C. Simmons.....................          730,383 (4)(9)        *
J. Walter Tucker, Jr..................          236,750 (10)          *
Joseph S. Compofelice.................           30,000 (11)          *
William J. Lindquist..................          159,713 (4)(12)       *
Bobby D. O'Brien......................           40,000 (4)(13)       *
Steven L. Watson......................          244,635 (4)(14)       *
All directors and executive officers
  as a group (13 persons) ............        2,406,891 (4)(5)(6)     2.1%
                                                        (7)(8)(9)
                                                        (10)(11)
                                                        (12)(13)
                                                        (14)(15)
----------

*    Less than 1%.

(1) Except as otherwise noted, the listed individuals and group have sole investment power and sole voting power as to all shares of Valhi Common Stock set forth opposite their names. The number of shares and percentage of ownership of Valhi Common Stock for each person or group assumes that shares of Valhi Common Stock issuable upon the exercise of stock options to such person or group (exclusive of others) within sixty days subsequent to the Record Date are outstanding.

(2) The above table is based on 114,381,414 shares of Valhi Common Stock outstanding as of the Record Date. For purposes of calculating the outstanding shares of Valhi Common Stock as of the Record Date, 1,186,200 shares of Valhi Common Stock held by NL and 1,000,000 shares of Valhi Common Stock held by Valmont Insurance Company ("Valmont"), a wholly owned subsidiary of Valhi, are excluded from the amount of Valhi Common Stock outstanding. Pursuant to Delaware corporate law, Valhi treats these excluded shares as treasury stock for voting purposes.

(3)  The business address of Contran, National and VGI is Three Lincoln Centre,
     5430 LBJ Freeway, Suite 1700, Dallas, Texas   75240-2697.

(4) National, NOA, Inc. ("NOA") and Dixie Holding Company ("Dixie Holding") are the holders of approximately 73.3%, 11.4% and 15.3%, respectively, of the outstanding common stock of VGI. Contran and NOA are the holders of approximately 85.7% and 14.3%, respectively, of the outstanding common stock of National. Contran and Southwest Louisiana Land Company, Inc. ("Southwest") are the holders of approximately 49.9% and 50.1%, respectively, of the outstanding common stock of NOA. Dixie Rice Agricultural Corporation, Inc. ("Dixie Rice") is the holder of 100% of the outstanding common stock of Dixie Holding. Contran is the holder of approximately 88.7% and 54.3% of the outstanding common stock of Southwest and Dixie Rice, respectively. Substantially all of Contran's outstanding voting stock is held by trusts established for the benefit of Harold C. Simmons' children and grandchildren (the "Trusts"), of which Mr. Harold Simmons is the sole trustee. As sole trustee of the Trusts, Mr. Harold Simmons has the power to vote and direct the disposition of the shares of Contran stock held by the Trusts. Mr. Harold Simmons, however, disclaims beneficial ownership of such Contran shares.

     The Combined Master Retirement Trust (the "Master Trust") holds approximately 0.1% of the outstanding shares of Valhi Common Stock. The Master Trust was formed to permit the collective investment by trusts that maintain the assets of certain employee benefit plans adopted by Valhi and related companies. Harold C. Simmons is the sole trustee of the Master Trust and the sole member of the trust investment committee for the Master Trust. The trustee and members of the trust investment committee for the Master Trust are selected by the Board of Directors. Harold C. Simmons, Glenn R. Simmons, William J. Lindquist, Bobby D. O'Brien and Steven L. Watson are participants in one or more of the employee benefit plans that invest through the Master Trust. Each of such persons disclaims beneficial ownership of the shares of Valhi Common Stock held by the Master Trust, except to the extent of his individual vested beneficial interest in the assets held by the Master Trust.

     Harold C. Simmons is the chairman of the board, president and chief executive officer of VGI, National, NOA, Dixie Holding and Contran. Mr. Harold Simmons is also the chairman of the board and chief executive officer of Dixie Rice and Southwest. By virtue of the holding of the offices, the stock ownership and his service as trustee, all as described above, Mr. Harold Simmons may be deemed to control certain of such entities, and Mr. Harold Simmons and certain of such entities may be deemed to possess indirect beneficial ownership of certain shares of Valhi Common Stock directly held by certain of such other entities. Mr. Harold Simmons, however, disclaims beneficial ownership of the shares of Valhi Common Stock beneficially owned, directly or indirectly, by any of such entities and NL and Valmont.

(5) The shares of Valhi Common Stock shown as owned by Contran include 0.2% of the outstanding Valhi Common Stock directly held by the Contran Deferred Compensation Trust No. 2 (the "CDCT No. 2"). NationsBank of Texas, N.A. serves as trustee of the CDCT No. 2 (the "Trustee"). Contran established the CDCT No. 2 as an irrevocable "rabbi trust" to assist Contran in meeting certain deferred compensation obligations that it owes to Harold C. Simmons. If the CDCT No. 2 assets are insufficient to satisfy such obligations, Contran must satisfy the balance of such obligations.
     Pursuant to the terms of the CDCT No. 2, Contran (i) retains the power to vote the shares held by the CDCT No. 2, (ii) shares dispositive power over such shares with the Trustee and (iii) may be deemed the indirect beneficial owner of such shares.

(6) The shares of Valhi Common Stock shown as beneficially owned by Mr. Edelcup include 6,000 shares that he has the right to acquire upon the exercise within 60 days subsequent to the Record Date of stock options granted pursuant to the Company's 1990 Non-Employee Director Stock Option Plan (the "Director Plan").

(7)  The shares of Valhi Common Stock shown as beneficially owned by Dr. Kenneth
     R. Ferris comprise 15,500 shares held in his retirement account.

(8) The shares of Valhi Common Stock shown as beneficially owned by Glenn R. Simmons include 640,000 shares that Mr. Glenn Simmons has the right to acquire upon the exercise within 60 days subsequent to the Record Date of stock options granted pursuant to the 1987 Plan. Also included in the amount shown as beneficially owned by Mr. Glenn Simmons are 4,383 shares held in his individual retirement account. In addition, included in the amount shown as beneficially owned by Mr. Glenn Simmons are 3,000 shares held by Mr. Glenn Simmons' wife, 800 shares held in a retirement account for Mr. Glenn Simmons' wife and 1,000 shares held by Mr. Glenn Simmons' wife in trust for the benefit of their daughter, with respect to all of which Mr. Glenn Simmons disclaims beneficial ownership.

(9) The shares of Valhi Common Stock shown as beneficially owned by Harold C. Simmons include 650,000 shares that Mr. Harold Simmons has the right to acquire upon the exercise within 60 days subsequent to the Record Date of stock options granted pursuant to the 1987 Plan. In addition, included in the amount shown as beneficially owned by Mr. Harold Simmons are 77,000 shares held by Mr. Harold Simmons' wife, with respect to which Mr. Harold Simmons disclaims beneficial ownership.

(10) The shares of Valhi Common Stock shown as beneficially owned by J. Walter Tucker, Jr. include 6,000 shares that Mr. Tucker has the right to acquire upon the exercise within 60 days subsequent to the Record Date of stock options granted pursuant to the Director Plan. In addition, included in the amount shown as beneficially owned by Mr. Tucker are 217,250 shares held by Mr. Tucker's wife, with respect to which Mr. Tucker disclaims beneficial ownership.

(11) The shares of Valhi Common Stock shown as beneficially owned by Joseph S. Compofelice include 20,000 shares that Mr. Compofelice has the right to acquire upon the exercise within 60 days subsequent to the Record Date of stock options granted pursuant to the 1987 Plan. In addition, included in the amount shown as beneficially owned by Mr. Compofelice are 10,000 shares held by Mr. Compofelice and his wife as joint tenants.

(12) The shares of Valhi Common Stock shown as beneficially owned by William J. Lindquist include 157,000 shares that Mr. Lindquist has the right to acquire upon the exercise within 60 days subsequent to the Record Date of stock options granted pursuant to the 1987 Plan. In addition, included in the amount shown as beneficially owned by Mr. Lindquist are 2,713 shares held in his individual retirement account.

(13) The shares of Valhi Common Stock shown as beneficially owned by Bobby D. O'Brien comprise 40,000 shares that Mr. O'Brien has the right to acquire upon the exercise within 60 days subsequent to the Record Date of stock options granted pursuant to the 1987 Plan.

(14) The shares of Valhi Common Stock shown as beneficially owned by Steven L. Watson include 226,000 shares that Mr. Watson has the right to acquire upon the exercise within 60 days subsequent to the Record Date of stock options granted pursuant to the 1987 Plan. In addition, included in the amount shown as beneficially owned by Mr. Watson are 3,035 shares held in his individual retirement account.

(15) In addition to the foregoing, the shares of Valhi Common Stock shown as beneficially owned by the directors and executive officers of Valhi as a group include 179,600 shares that the remaining executive officers of Valhi have the right to acquire upon the exercise within 60 days subsequent to the Record Date of stock options granted pursuant to the 1987 Plan, 11,127 shares held by such officers in their individual retirement accounts and 10,000 shares held by such officers in other retirement accounts. Additionally, included in the shares of Valhi Common Stock beneficially owned by such remaining executive officers are 5,000 shares held in the individual retirement accounts of such officers' spouses with respect to which such officers disclaim beneficial ownership.


     Ownership of Subsidiary. The following table and footnotes set forth the beneficial ownership, as of the Record Date, of the common stock, $0.125 par value per share, of NL ("NL Common Stock") held by (i) each director of Valhi,
(ii) each named executive officer and (iii) all directors and executive officers of Valhi as a group. Except as set forth below, no securities of Valhi's subsidiaries are beneficially owned by any director or executive officer of Valhi. All information has been taken from or based upon ownership filings made by such persons with the Commission or upon information provided by such persons.

                                                   NL Common Stock
                                           ------------------------------
                                            Amount and Nature of   Percent
                                                 Beneficial       of Class
Name of Beneficial Owner                        Ownership (1)      (1)(2)
------------------------                   ---------------------  --------

Norman S. Edelcup..........................           -0-            -0-
Kenneth R. Ferris..........................         2,200(3)          *
Glenn R. Simmons...........................         6,800(4)(5)       *
Harold C. Simmons..........................        69,475(5)(6)       *
J. Walter Tucker, Jr.......................           -0-            -0-
Joseph S. Compofelice......................       123,240(7)          *
William J. Lindquist.......................           -0-            -0-
Bobby D. O'Brien...........................           -0-            -0-
Steven L. Watson...........................         7,000             *
All directors and executive officers of
 Valhi as a group (13 persons)  ...........       230,215(3)(4)       *
                                                         (5)(6)
                                                         (7)(8)
----------
*    Less than 1%.

(1) Except as otherwise noted, the listed individuals and group have sole investment power and sole voting power as to all shares of NL Common Stock set forth opposite their names. The number of shares and percentage of ownership of NL Common Stock for each person or group assumes that shares of NL Common Stock issuable upon the exercise of stock options to such person or group (exclusive of others) within sixty days subsequent to the Record Date are outstanding.

(2) The above table is based on 51,144,014 shares of NL Common Stock outstanding as of the Record Date.

(3) The shares of NL Common Stock shown as beneficially owned by Kenneth R. Ferris comprise 2,200 shares held by Dr. Ferris in his individual retirement account.

(4) The shares of NL Common Stock shown as beneficially owned by Glenn R. Simmons comprise 6,800 shares held in his retirement account.

(5) Valhi and Tremont directly and beneficially own 55.6% (28,416,910 shares) and 17.7% (9,064,780 shares) of the outstanding NL Common Stock, respectively. VGI, National, Contran, NL, Valmont and the Master Trust are the holders of approximately 35.2%, 4.7%, 3.2%, 0.5%, 0.4% and less than 0.1%, respectively, of the outstanding common stock of Tremont. Contran's ownership percentage of Tremont common stock includes 2.1% of the outstanding Tremont common stock directly held by the CDCT No. 2. See footnote (5) to the "Ownership of Valhi and Its Parents" table above for a description of the CDCT No. 2. See also footnotes (2), (4) and (5) to the same table for information concerning individuals and entities that may be deemed to own indirectly and beneficially shares of NL Common Stock held by Valhi and Tremont. Harold C. Simmons and all other directors and executive officers of Valhi disclaim beneficial ownership of all of the shares of NL Common Stock owned by any of these entities.

(6) The shares of NL Common Stock shown as beneficially owned by Harold C. Simmons consists of 69,475 shares held by Mr. Harold Simmons' wife, with respect to which Mr. Harold Simmons disclaims beneficial ownership.

(7) The shares of NL Common Stock shown as beneficially owned by Joseph S. Compofelice include 87,000 shares that Mr. Compofelice has the right to acquire upon the exercise within 60 days subsequent to the Record Date of stock options granted pursuant to the 1989 Long Term Performance Incentive Plan of NL Industries, Inc. and 5,240 shares credited to Mr. Compofelice's account under the NL Industries, Inc. Retirement Savings Plan (the "NL Savings Plan"). In addition, included in the amount shown as beneficially owned by Mr. Compofelice are 1,000 shares held in his individual retirement account and 30,000 shares held by Mr. Compofelice and his wife as joint tenants.

(8) In addition to the foregoing, the shares of NL Common Stock shown as beneficially owned by the directors and executive officers of Valhi as a group include 5,000 shares held by the remaining executive officers in their individual retirement accounts. Additionally, included in the shares of NL Common Stock beneficially owned by such remaining executive officers are 16,000 shares held by a profit sharing trust unaffiliated with Valhi or NL of which one of such officers is a trustee.

     The Company understands that Contran and related entities may consider acquiring or disposing of shares of Valhi Common Stock through open-market or privately negotiated transactions, depending upon future developments, including, but not limited to, the availability and alternative uses of funds, the performance of Valhi Common Stock in the market, an assessment of the business of and prospects for the Company, financial and stock market conditions and other factors deemed relevant by such entities. The Company may similarly consider acquisitions of shares of Valhi Common Stock and acquisitions or dispositions of securities issued by related entities. Neither Contran nor the Company presently intends to engage in any transaction or series of transactions that would result in the Valhi Common Stock becoming eligible for termination of registration under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or ceasing to be traded on a national securities exchange.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
                             AND OTHER INFORMATION

     Compensation of Directors. During 1996, directors of Valhi who were not also employees of the Company or an affiliate of the Company received an annual retainer of $10,000 paid in quarterly installments, plus a fee of $1,000 per day for attendance at meetings and as a daily rate for other services rendered on behalf of the Board of Directors and/or committees thereof. In addition, directors who were members of the Audit Committee or MD&C Committee received an annual retainer of $4,000, paid in quarterly installments, for each committee on which they served. Directors were also reimbursed for reasonable expenses incurred in attending meetings and in the performance of other services rendered on behalf of the Board of Directors and/or its committees. Directors who received fees during 1996 were Norman S. Edelcup, Dr. Kenneth R. Ferris and J. Walter Tucker, Jr. (together, the "Non-Employee Directors").

     Valhi and Contran are parties to an intercorporate services agreement (the "Contran/Valhi ISA") pursuant to which Contran provided certain services to Valhi during 1996, including services rendered to Valhi by Glenn R. Simmons and Harold C. Simmons, each of whom is a director of Valhi. NL and Contran are parties to an intercorporate services agreement (the "Contran/NL ISA") pursuant to which Contran provided certain services rendered by Harold C. Simmons to NL during 1996. See "Certain Relationships and Transactions" below.

     Summary of Cash and Certain Other Compensation of Executive Officers. The Summary Compensation Table set forth below provides information concerning annual and long-term compensation paid or accrued by Valhi and its subsidiaries to or on behalf of Valhi's chief executive officer and each of the four other most highly compensated individuals during 1996 who were executive officers of Valhi at December 31, 1996, for services rendered to Valhi and its subsidiaries during 1994, 1995 and 1996. During such periods, Contran paid Harold C. Simmons' compensation and NL and Tremont paid Joseph S. Compofelice's compensation. Valhi and Medite paid Mr. O'Brien's compensation during 1996. Valhi also paid the remainder of the named executive officers their compensation during such periods. In December 1994, the Board of Directors declared a special dividend distribution of its interest in Tremont (the "Tremont Dividend"), after which Tremont ceased being a subsidiary of Valhi.
Accordingly, after the Tremont Dividend, Valhi ceased to report any compensation paid by Tremont or Valhi for services rendered to Tremont. Valhi, Contran, NL, Tremont and certain related corporations have entered into certain intercorporate services agreements between each other (collectively, the "ISAs"). Pursuant to each ISA, the parties to the ISA agreed to render certain services to the other in exchange for agreed upon fees and reimbursements of costs, including executive officer services rendered to one party by employees of the other. The fees paid pursuant to the ISAs are generally based upon the estimated percentage of time individual employees, including executive officers, devote to certain matters on behalf of the recipient of the services. See also "Certain Relationships and Transactions." The information provided with respect to Joseph S. Compofelice is based in part on information set forth in the NL Proxy Statement for NL's Annual Meeting of Shareholders to be held on May 7, 1997 (the "NL Proxy Statement"). See Appendix A for certain of such information provided in the NL Proxy Statement.

                           SUMMARY COMPENSATION TABLE

                                                Annual Compensation (2)
                                                -----------------------
            Name and
       Principal Position          Year        Salary (3)        Bonus (3)
 ------------------------------  -------  ----------------------------------

Harold C. Simmons...............   1996       $1,368,000 (4)   $
Chairman of the Board, President   1995        1,368,000 (4)        -0-
and Chief Executive Officer        1994        1,425,015 (4)        -0-
                                                                    -0-
Joseph S. Compofelice (5).......   1996          212,000 (6)        -0- (6)
Executive Vice President           1995          212,000 (6)    277,500 (6)
                                   1994          246,482 (6)    250,300 (6)

William J. Lindquist............   1996          129,561 (11)   232,317 (11)
Vice President and Tax Director    1995          102,260 (11)    47,934 (11)
                                   1994          114,997 (11)   123,211 (11)

Bobby D. O'Brien (14)...........   1996          106,023 (15)   134,260 (15)
Vice President and Treasurer

Steven L. Watson................   1996          190,512 (16)   472,418 (16)
Vice President and Secretary       1995          124,268 (16)    53,258 (16)
                                   1994          133,810 (16)   133,809 (16)


                                              Long Term
                                           Compensation (1)
                                        ----------------------
                                                Awards
                                        ----------------------
                                                Shares
            Name and                          Underlying         All Other
       Principal Position         Year       Options (#)      Compensation
--------------------------------------- ----------------------------------

Harold C. Simmons................ 1996                -0-     $     -0-
Chairman of the Board, President  1995                -0-           -0-
and Chief Executive Officer       1994                -0-           -0-

Joseph S. Compofelice (5)........ 1996             24,000 (7)    32,762 (8)
Executive Vice President          1995             30,000 (7)    39,042 (8)
                                  1994             50,000 (9)    11,543 (8)
                                                  125,000 (7)
                                                   25,000 (10)

William J. Lindquist............. 1996             50,000         7,394 (12)
Vice President and Tax Director   1995                -0-         7,020 (12)
                                  1994             30,000 (13)   21,000 (12)

Bobby D. O'Brien (14)............ 1996                -0-         7,397 (12)
Vice President and Treasurer

Steven L. Watson................. 1996             50,000         7,394 (12)
Vice President and Secretary      1995                -0-         7,020 (12)
                                  1994             40,000 (13)   21,000 (12)
----------

(1) No shares of restricted stock were granted to the named executive officers nor payouts made to the named executive officers pursuant to long-term incentive plans during the last three years. Therefore, the columns for such compensation have been omitted.

(2) Other annual compensation for each of the named executive officers included perquisites, which perquisites were less than the level required for reporting. Therefore, the column for other annual compensation has been omitted.

(3) The amounts shown in the table as compensation for Mr. Harold Simmons represent the portion of the fees paid to Contran pursuant to the ISAs with respect to services Mr. Harold Simmons rendered to Valhi and its subsidiaries, plus the amount of director fees paid to Mr. Harold Simmons by NL and, prior to 1995, by Tremont. See also footnote (4) below.

     NL and Tremont and/or TIMET have paid Mr. Compofelice's compensation while he has been an executive officer of the Company. After the Tremont Dividend, Valhi ceased to report any compensation paid by Tremont to Mr. Compofelice other than the amount Valhi credits to Contran (which Contran in turn credits Tremont) for Mr. Compofelice's services provided to Valhi pursuant to the Contran/Valhi ISA. The amounts shown as compensation in the table for Mr. Compofelice for 1995 and 1996 represent the full amount paid by NL for services Mr. Compofelice rendered during such year plus the portion of the fees paid by Valhi to Contran pursuant to the Contran/Valhi ISA with respect to services Mr. Compofelice rendered to Valhi in such year. The amounts shown as compensation in the table for Mr. Compofelice for 1994 represent the full amount paid by NL and Tremont and/or TIMET for services Mr. Compofelice rendered during 1994. See also footnote (8) below.

     The amounts shown in the table as compensation for Messrs. Lindquist, O'Brien and Watson represent the full amount paid by Valhi for services such individuals rendered to Valhi during each respective period, less the portion of such compensation that is attributable to the services such executive officers rendered to Contran and certain entities related to Contran, for which Contran credited Valhi pursuant to the Contran/Valhi ISA. The net salary and bonus amounts shown for each such individual for each such period reflect the reduction for the amount credited to Valhi by Contran, which has been allocated proportionately between each individual's base salary and bonus. See also footnotes (11), (15) and (16) below.

(4) As described in footnote (3), the aggregate amount of compensation shown in the table for Mr. Harold Simmons consists of (i) fees paid by Valhi pursuant to the ISAs with respect to services Mr. Harold Simmons rendered to Valhi in the amount of $950,000, $950,000 and $946,515 for 1996, 1995 and 1994, respectively; (ii) fees paid by NL to Valhi pursuant to the ISAs with respect to certain services Mr. Harold Simmons rendered to NL in the amount of $400,000, $400,000 and $380,000 for 1996, 1995 and 1994,
     respectively, and director fees paid by NL to Mr. Harold Simmons in the amount of $18,000 for each of 1996, 1995 and 1994, respectively; and (iii) fees paid by Tremont pursuant to the ISAs with respect to services by Mr. Harold Simmons rendered to Tremont in the amount of $64,000 for 1994 and director fees paid by Tremont to Mr. Harold Simmons in the amount of $17,250 for 1994.

(5) Mr. Compofelice commenced serving as an executive officer of Valhi in July 1994.

(6) As described in footnote (3), Mr. Compofelice's Valhi compensation consists of (i) for 1996, a base salary paid by NL of $185,000, plus an addition to Mr. Compofelice's 1996 base salary of $27,000 representing the amount that Valhi credited Contran (which Contran in turn credited Tremont) pursuant to the Contran/Valhi ISA for services Mr. Compofelice provided Valhi in 1996,
     (ii) for 1995, a base salary and bonus paid by NL of $185,000 and $277,500, respectively, plus an addition to Mr. Compofelice's 1995 base salary of $27,000 representing the amount that Valhi credited Contran (which Contran in turn credited Tremont) pursuant to the Contran/Valhi ISA for services Mr. Compofelice provided Valhi in 1995 and (iii) for 1994, a base salary and bonus paid by NL of $166,856 and $250,300, respectively, plus a base salary paid by Tremont of $79,626. All bonuses paid by NL were paid pursuant to NL's Variable Compensation Plan, formerly known as NL's Share in Performance Incentive Plan (the "NL Variable Compensation Plan"). See "Appendix A-NL Compensation Committees' Report on Executive Compensation" for a discussion of the NL Variable Compensation Plan.

(7) Represents shares of NL Common Stock underlying stock options granted by NL to Mr. Compofelice.

(8) All other compensation for 1996, 1995 and 1994 for Mr. Compofelice consists of (i) contributions by NL of $0, $9,000 and $9,000, respectively, to Mr. Compofelice's account under the NL Savings Plan and (ii) term life insurance premiums of $1,512, $1,512 and $950, respectively, paid by NL for the benefit of Mr. Compofelice. All other compensation for Mr. Compofelice also includes an accrual of $31,250 and $28,530 in 1996 and 1995, respectively, by NL in an unfunded account for the benefit of Mr. Compofelice under the Supplemental Executive Retirement Plan for Executives and Officers of NL and a retirement contribution made in 1994 by TIMET of $1,593 to Mr. Compofelice's account under the TIMET Thrift/Retirement Plan.

(9) Represents shares of Valhi Common Stock underlying a stock option granted by Valhi to Mr. Compofelice.

(10) Represents shares of Tremont common stock underlying stock options granted by Tremont to Mr. Compofelice.

(11) As described in footnote (3), Mr. Lindquist's Valhi compensation excludes the amount Contran credited to Valhi for his services pursuant to the Contran/Valhi ISA, which amounts were $105,403, $84,806 and $51,792 for 1996, 1995 and 1994, respectively.

(12) All other compensation for the last three years (or such shorter period if the named executive officer was not an executive officer at any time during any of such years) for each of the following named executive officers consisted of contributions to the Company's employee stock ownership plan (the "ESOP") and either the Company's matching contributions pursuant to the Company's deferred incentive plan (a "DIP") or Medite's matching contributions pursuant to the Medite's deferred incentive plan, as follows:


   Named Executive               ESOP              DIP
       Officer        Year Contribution (a) Contribution (b)    Total
--------------------- --------------------- ----------------  ---------

William J. Lindquist..1996      $      -0-       $  7,394    $ 7,394
                      1995             -0-          7,020      7,020
                      1994           3,000         18,000(c)  21,000 (c)

Bobby D. O'Brien......1996             -0-          7,397      7,397

Steven L. Watson......1996             -0-          7,394      7,394
                      1995             -0-          7,020      7,020
                      1994           3,000         18,000(c)  21,000 (c)
     --------------

     (a)  The Company terminated the ESOP as of March 31, 1995.


     (b) Mr. Lindquist's and Mr. Watson's DIP contributions represent the Company's matching contributions pursuant to the Company's DIP. Mr. O'Brien's DIP contributions represent Medite's matching contributions pursuant to Medite's DIP.

     (c) Pursuant to certain limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code"), the Company's DIP distributed in March 1995 to this executive officer $4,560 of such officer's $18,000 1994 DIP contribution from Valhi.

(13) On March 30, 1993 stock options were granted to Mr. Lindquist and Mr. Watson that were exercisable for 30,000 shares and 40,000 shares of Valhi Common Stock, respectively. On March 10, 1994, stock options were granted to the same executive officers that were exercisable for the same number of respective shares. All of such options were originally granted with escalating exercise prices based on the yield for five-year U.S. Treasury Notes on the date of grant, less the amount of cash dividends paid per share. Such options were considered variable-priced options under generally accepted accounting principles, which would have required the Company to expense annually the excess of the market value of the underlying shares over the adjusted exercise price of the stock options.
     On October 26, 1994, a grant of fixed-priced stock options was approved by the MD&C Committee in exchange for all of the variable-priced options previously granted, which eliminated any future annual expenses related thereto. The exercise prices for the fixed-priced stock options were set at prices equal to the exercise prices that would have existed at the vesting dates of each portion of the original variable-priced stock options, based upon original escalation rates of such stock options and the cash dividend rate at the time of the exchange. The stock options reported for these named executive officers in 1994 reflects only the shares subject to the variable-priced stock options granted on March 10, 1994 and excludes the fixed priced stock options granted on October 26, 1994 in exchange for the variable-priced stock options granted on March 30, 1993 and March 10, 1994.

(14) Mr. O'Brien commenced serving as an executive officer of Valhi in October 1996.

(15) Mr. O'Brien's Valhi compensation includes the salary and bonus amount Medite paid Mr. O'Brien in 1996 of $91,513 and $134,260, respectively.

(16) As described in footnote (3), Mr. Watson's Valhi compensation excludes the amount Contran credited to Valhi for his services pursuant to the Contran/Valhi ISA, which amounts were $38,705, $72,474 and $42,381 for 1996, 1995 and 1994, respectively.

     Grants of Stock Options and Stock Appreciation Rights. The following table provides information, with respect to the named executive officers, concerning the grant of stock options under the 1987 Plan during 1996. No stock appreciation rights ("SARs") were granted under the 1987 Plan in 1996.

                             OPTION GRANTS IN 1996


                                            Individual Grants
                           --------------------------------------------------
                              Number of     Percent of   Exercise
                              Shares of    Total Options    or
                              Underlying    Granted to     Base
                               Options       Employees     Price   Expiration
           Name              Granted (#)      in 1996    Per Share    Date
-----------------------------------------  ------------- --------- -----------

Harold C. Simmons..........        -0-         0.00%       n/a          n/a

Joseph S. Compofelice (2)..        -0-         0.00%       n/a          n/a

William J. Lindquist.......     50,000        16.95%     $6.38(3)  05/10/06

Bobby D. O'Brien...........        -0-         0.00%       n/a          n/a

Steven L. Watson...........     50,000        16.95%      6.38(3)  05/10/06

All stockholders' gain (5).        n/a           n/a       n/a          n/a



                                Potential Realizable Value at
                                   Assumed Annual Rates of
                                   Stock Price Appreciation
                                     for Option Term (1)
                            --------------------------------------
           Name                     5%                 10%
--------------------------- ------------------- ------------------

Harold C. Simmons.........              n/a                n/a

Joseph S. Compofelice (2).              n/a                n/a


William J. Lindquist......      $   200,500 (4)   $    508,500 (4)

Bobby D. O'Brien..........              n/a                n/a

Steven L. Watson..........          200,500 (4)        508,500 (4)

All stockholders' gain (5)           813 MM           1,618 MM


----------

(1) Pursuant to the rules of the Commission, the amounts under these columns reflect calculations at assumed 5% and 10% appreciation rates and, therefore, are not intended to forecast future appreciation, if any, of Valhi Common Stock. The potential realizable value to the optionees was computed as the difference between the appreciated value at the expiration dates of the stock options of the Valhi Common Stock into which such stock options are exercisable and the aggregate exercise price of such stock options on such respective dates based on the exercise prices of such stock options.

     The amount of gain to the optionees is dependent on the amount of increase in the price of Valhi Common Stock, which would benefit all stockholders proportionately. These potentially realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable Commission regulations. Actual gains, if any, on stock option exercises are dependent on the future performance of Valhi Common Stock, overall market conditions and the timing of the exercise thereof by each respective optionee. There can be no assurance that the amounts reflected in the table will be achieved.

(2) See also Appendix A for stock options NL granted Mr. Compofelice in 1996, which stock options are exercisable for NL Common Stock.

(3) This stock option becomes exercisable at a rate of 20% on each of the first five anniversary dates of the date of grant. The exercise price for this stock option can be paid in already owned shares of Valhi Common Stock, provided such tendered shares were held by the optionee for six months.

(4) The appreciated value per share on May 10, 2006 based on the $6.38 per share market value of a share of Valhi Common Stock on May 10, 1996 would be $10.39 and $16.55 at the hypothetical 5% and 10% rates, respectively.

(5) The $812,730,000 and $1,618,495,000 amounts shown represent the cumulative increase in value stockholders would receive on all outstanding shares of Valhi Common Stock over a ten-year period at the hypothetical 5% and 10% appreciation rates, respectively, based on the $6.38 per share market value of the 116,276,814 shares of Valhi Common Stock outstanding on May 10, 1996 (which outstanding amount includes shares held by NL and Valmont) and the reinvestment of cash dividends paid at a rate equal to Valhi's cash dividend policy on May 10, 1996 of $0.05 per share per calendar quarter.


     Stock Option Exercises and Holdings. The following table provides information, with respect to the named executive officers, concerning the value of unexercised stock options held as of December 31, 1996. In 1996, no named executive officer exercised any stock options. No SARs have been granted under the 1987 Plan.

                        DECEMBER 31, 1996 OPTION VALUES


                                       Number of Shares Underlying
                                         Unexercised Options at
                                         December 31, 1996 (#)
                                      ------------------------------
          Name                          Exercisable    Unexercisable
----------------------------          --------------  --------------
Harold C. Simmons (1)...........          650,000             -0-
Joseph S. Compofelice...........           20,000          30,000
William J. Lindquist............          135,000          80,000
Bobby D. O'Brien................           35,000          12,000
Steven L. Watson................          200,000          90,000


                                          Value of Unexercised
                                          In-the-Money Options
              Name                      at December 31, 1996 (2)
--------------------------------     ------------------------------
                                       Exercisable    Unexercisable
                                     --------------  --------------
Harold C. Simmons (1)...........       $  242,250    $        -0-
Joseph S. Compofelice...........              -0-             -0-
William J. Lindquist............          102,295          11,820
Bobby D. O'Brien................           22,490           5,420
Steven L. Watson................          163,310          15,760

----------

(1) Pursuant to an agreement between Contran and Valhi, Contran will pay Valhi an amount equal to the market value on the date of exercise of any Valhi Common Stock issued to such person pursuant to the exercise of stock options granted to such person.

(2) The aggregate amount represents the difference between the exercise price of the individual stock options and the $6.375 per share market value of Valhi Common Stock on December 31, 1996, calculated as the last reported sales price per share as reported on the New York Stock Exchange Composite Tape on such date.

     Pension Plan. The Company's Pension Plan (the "Pension Plan") is a plan qualified under the Code that provides for a defined benefit upon retirement to eligible and participating employees of Valhi and certain related companies. Under the terms of the Pension Plan, the defined benefit for a participant is formulated on the basis of a 100% joint survivorship annuity between such participant and such participant's eligible spouse determined by the amount of such participant's earnings for each year and the number of years of service credited to such participant. The compensation eligible to be utilized for purposes of the Pension Plan formula includes the annual salary and cash bonus amounts paid directly by Valhi, including the amount thereof credited by Contran to Valhi pursuant to the Contran/Valhi ISA. See "Compensation of Directors and Executive Officers and Other Information-Summary of Cash and Certain Other Compensation of Executive Officers."

     The following table lists annual benefits under the Pension Plan for the average annual earnings and years of credited service shown for a participant retiring at the normal retirement age of 65. There is no provision under the Pension Plan providing for benefit reductions for Social Security payments received by a participant after retirement. Annual compensation for benefit determination purposes under the Pension Plan for 1996 does not take into account a participant's annual earnings in excess of $150,000. As a result, the compensation eligible to be utilized for purposes of the Pension Plan formula only includes $150,000 of the salary and bonus of the named executive officers
as disclosed in the "Summary Compensation Table."    A participant does not
accrue additional benefits under the Pension Plan after thirty years of credited service.

                               Years of Credited Service
                    -----------------------------------------------
  Average Annual
     Earnings           5          10            20           30
------------------  --------    ---------    ---------    ---------
  $  80,000 ......   $  5,276   $  10,552    $  21,103    $  32,655
    100,000 ......      7,026      14,052       28,103       42,155
    120,000 ......      8,776      17,552       35,103       52,655
    140,000 ......     10,526      21,052       42,103       63,155
    150,000 ......     11,401      22,802       45,603       68,405

     As of December 31, 1996, William J. Lindquist, Bobby D. O'Brien and Steven
L. Watson were credited with 16 years, 7 years and 16 years, respectively, of benefit service to Valhi under the Pension Plan. Harold C. Simmons and Joseph
S. Compofelice are not employees of Valhi and, therefore, do not participate in the Pension Plan. Other than as described in the Summary Compensation Table above and its related footnotes, none of the executive officers or directors of Valhi participate in any supplementary nonqualified plans that pay benefits in excess of the above limits.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires Valhi's executive officers, directors and persons who own more than 10% of a registered class of Valhi's equity securities to file reports of ownership with the Commission, the New York Stock Exchange, Inc. (the "Exchange") and Valhi. Based solely on the review of the copies of such forms and written representations by certain reporting persons received, Valhi believes that for 1996, its executive officers, directors and 10% stockholders complied with all applicable filing requirements under Section 16(a) except that Mr. Robert W. Singer, vice president of the Company, filed one report late and amended, after the date for timely filing, another report that initially had failed to report a sale.

Compensation Committee Interlocks and Insider Participation

     During 1996, Harold C. Simmons (Valhi's chief executive officer) and the MD&C Committee deliberated on Valhi executive officer compensation. The MD&C committee is currently comprised of Norman S. Edelcup (chairman), Dr. Kenneth R. Ferris and J. Walter Tucker, Jr., all non-employee directors of Valhi. Of those persons who deliberated on Valhi executive officer compensation at any time in 1996, only Mr. Harold Simmons was an executive officer of Valhi or any of its subsidiaries.

     Mr. Harold Simmons deliberated also on the compensation of the executive officers of certain entities that may be deemed to be controlled by or affiliated with him. Other than Mr. Harold Simmons, no Valhi executive officer deliberated on the compensation of executive officers of another entity (as a member of the other entity's compensation committee, board of directors or otherwise), one of whose executive officers deliberated on the compensation of Valhi's executive officers (as member of the MD&C Committee, the Board of Directors or otherwise).

     Relationships with Related Parties. As set forth under the caption "Security Ownership," Harold C. Simmons, through Contran, may be deemed to control the Company. The Company and other entities that may be deemed to be controlled by or affiliated with Mr. Harold Simmons sometimes engage in (a) intercorporate transactions such as guarantees, management and expense sharing arrangements, shared fee arrangements, joint ventures, partnerships, loans, options, advances of funds on open account and sales, leases and exchanges of assets, including securities issued by both related and unrelated parties and
(b) common investment and acquisition strategies, business combinations, reorganizations, recapitalizations, securities repurchases and purchases and sales (and other acquisitions and dispositions) of subsidiaries, divisions or other business units, which transactions have involved both related and unrelated parties and have included transactions that resulted in the acquisition by one related party of a publicly held minority equity interest in another related party. The Company continuously considers, reviews and evaluates and understands that Contran and related entities consider, review and evaluate transactions of the type described above. Depending upon the business, tax and other objectives then relevant, it is possible that the Company might be a party to one or more of such transactions in the future. In connection with these activities the Company may consider issuing additional equity securities or incurring additional indebtedness. The Company's acquisition activities have in the past and may in the future include participation in the acquisition or restructuring activities conducted by other companies that may be deemed to be controlled by Mr. Harold Simmons. It is the policy of the Company to engage in transactions with related parties on terms, in the opinion of the Company, no less favorable to the Company than could be obtained from unrelated parties.

     Each of the executive officers of Valhi is also currently serving as an executive officer of certain other companies related to Valhi and it is expected that each will continue to do so in 1997. Such management interrelationships and intercorporate relationships may lead to possible conflicts of interest. These possible conflicts may arise from the duties of loyalty owed by persons acting as corporate fiduciaries to two or more companies under circumstances in which such companies may have adverse interests.

     No specific procedures are in place that govern the treatment of transactions among the Company and its related entities, although such entities may implement specific procedures as appropriate for particular transactions. In addition, under applicable principles of law, in the absence of stockholder ratification or approval by directors who may be deemed disinterested, transactions involving contracts among companies under common control must be fair to all companies involved. Furthermore, directors and officers owe fiduciary duties of good faith and fair dealing to all stockholders of the companies for which they serve.


                         REPORT ON EXECUTIVE COMPENSATION

     During 1996, the Company's chief executive officer (the "CEO"), the Non-Employee Directors and the MD&C Committee administered matters regarding compensation of the Company's executive officers. This report is submitted by such individuals in their respective capacities, as set forth below. Joseph S. Compofelice's compensation from NL was determined in accordance with the procedures described in Appendix A.

     The Board of Directors, with directors other than Non-Employee Directors abstaining, considered and approved the terms of the Contran/Valhi ISA, pursuant to which the services of Harold C. Simmons, the Company's chairman of the board, president and CEO, and Glenn R. Simmons, the Company's vice chairman of the board, were provided. The CEO, considering recommendations of management, determined the cash compensation paid to the Company's employees, including the Company's other executive officers, and made recommendations to the MD&C Committee with respect to matters related to grants of stock options. The MD&C Committee, which is comprised solely of the Non-Employee Directors, reviewed and approved actions related to grants of stock options to the Company's executive officers and other employees pursuant to the 1987 Plan.

     It is the Company's policy that employee compensation, including compensation to executive officers, be at a level that allows the Company to attract, retain, motivate and reward individuals who have the requisite training and experience to manage the Company and its businesses. It is also the Company's policy that a significant portion of any incentive compensation paid be related to the performance of the Company's equity securities and have a commonality of interest with the stockholders of the Company, which objectives are generally met through the periodic grant of stock options, since the value of such options depends entirely on the appreciation of the stock into which the options are exercisable. Therefore, unless the price of the Company's equity securities increases over the term of the stock options, such portion of an employee's aggregate compensation will have no value.

     The CEO either does not participate in the Company's compensation and employee benefit plans or the cost of such participation is reimbursed to the Company by Contran. The amount of the fee paid by the Company under the Contran/Valhi ISA with respect to the CEO represents, in the view of the Board of Directors, the reasonable equivalent of "compensation" for the services the CEO provided to the Company taking into account the CEO's unique experience and knowledge. In making such determination, the Board of Directors also considered the significant role the CEO has in establishing the Company's policies and directing strategic transactions involving the Company and its subsidiaries. Additionally, the Board of Directors took into account the Company's historical financial performance. No specific formulas, guidelines or comparable positions were considered in determining the amount of such fee, nor was there any specific relationship between the Company's current or future performance and the level of such fee.

     The compensation of the Company's executive officers, other than the CEO, consists primarily of base salary and incentive compensation. Incentive compensation consists primarily of discretionary bonuses and grants of stock options. The CEO may be deemed to control approximately 92% of the outstanding Valhi Common Stock and as such is considered an effective stockholder advocate in matters concerning executive compensation, other than his own.

     Base salaries for all salaried employees, including executive officers of the Company, have been established on a position-by-position basis. Annual internal reviews of salary levels are conducted by the Company's management in an attempt to rank base salary and job value to each position. The ranges of salaries for comparable positions considered by management were based upon management's general business knowledge and no specific survey, study or other analytical process was utilized to determine such ranges. Additionally, no specific companies' or groups of companies' compensation was compared with that of the Company, nor was an attempt made to identify or otherwise quantify the compensation paid by the companies that served as a basis for such individuals' general business knowledge. Base salary levels are generally not increased except in instances of (i) promotions, (ii) increases in responsibility or (iii) unwarranted discrepancies between job value and the corresponding base salary. The Company considers across-the-board base salary increases from time to time when competitive factors so warrant. All of management's recommendations with respect to base salaries for executive officers of the Company are submitted to the CEO for modification and/or approval in his best business judgment. Prior year-to-year fluctuations in the portion of base salaries applicable to the Company with respect to its executive officers were partly a result of changes in the amount of time estimated to be spent by each such officer on behalf of Contran and the Company and the resulting changes in allocations under the Contran/Valhi ISA.

     A significant portion of an executive officer's total compensation has historically been in the form of incentive compensation that is "at risk." The Company's practice has been to provide for greater percentages of such "at risk" compensation at higher levels of responsibility. The size of each executive officer's discretionary bonus and grant of stock options is based upon the recommendation of management as modified and/or approved by the CEO in his best business judgment. Annual performance reviews are an important factor in determining management's recommendation, which is primarily based on each executive's individual performance and to a lesser extent on the Company's overall performance. Individual performance is typically measured by the ability an executive demonstrates in performing, in a timely and cost efficient manner, the functions of his position, including routine corporate activities and the development and implementation of strategic transactions and policies. Additionally, an executive's sustained performance, experience and potential for growth are assessed. No specific financial or budget tests were applied in the measurement of individual performance. The Company's overall performance is typically measured by the Company's historical financial results and the level of success with respect to the development and implementation of strategic transactions. No specific overall performance measures were utilized and there is no specific relationship between overall performance measures and an executive's incentive compensation. Additionally, there was no specific weighing of the factors considered in the determination of incentive compensation paid to executive officers.

     In granting stock options to the Company's executive officers and other employees in 1996, the MD&C Committee considered the policies and factors set forth in this report, the level of cash compensation paid to each individual, the recommendation of the CEO and the number of stock options previously granted to each individual. In 1996, the MD&C Committee did not grant any stock options to the CEO.

     Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the company's chief executive officer and four other most highly compensated executive officers. It is the Company's policy to structure the performance-based portion of the compensation of its executive officers in a manner that enhances the Company's ability to deduct fully such compensation.

     The foregoing report is submitted by the following individuals in the capacities indicated:


Norman S. Edelcup                  Dr. Kenneth R. Ferris
Non-Employee Director and          Non-Employee Director and
member of the MD&C Committee       member of the MD&C Committee

J. Walter Tucker, Jr.              Harold C. Simmons
Non-Employee Director and          Chief Executive Officer
member of the MD&C Committee


                               PERFORMANCE GRAPH


     Set forth below is a line graph comparing the yearly change in the cumulative total stockholder return on Valhi Common Stock against the cumulative total return of the S&P 500 Stock Index and the S&P Manufacturing (Diversified) Index for the period of five fiscal years commencing December 31, 1991 and ending December 31, 1996. The graph shows the value at December 31 of each year assuming an original investment of $100 and reinvestment of dividends to stockholders. The February 3, 1995 dividend of 0.03049 of a share of Tremont common stock for each share of Valhi Common Stock was treated as if such Tremont shares were sold on the distribution date with the proceeds reinvested in Valhi Common Stock on such date.

     For years prior to 1996, the Company has compared the cumulative stockholder return on Valhi Common Stock against the S&P Conglomerate Index. This index, however, has been discontinued and the companies included in the discontinued index are a part of the S&P Manufacturing (Diversified) Index.

                         [PERFORMANCE GRAPH GOES HERE]

                1991    1992     1993     1994     1995     1996
               ------  ------   ------  -------   ------  -------
Valhi, Inc...  $100     $ 92    $ 93    $ 144     $ 127   $ 131
S&P 500......   100      108     118      120       165     203
S&P
Manufacturing
(Diversified)   100      108     132      136       192     264


                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

Relationships with Related Parties

     The Company and other entities that may be deemed to be controlled by or affiliated with Harold C. Simmons sometimes engage in certain transactions that have involved both related and unrelated parties. Each of the executive officers of Valhi is also currently serving as an executive officer of certain other companies related to Valhi and it is expected that each will continue to do so in 1997. See "Compensation of Directors and Executive Officers and Other Information-Compensation Committee Interlocks and Insider Participation-Relationships with Related Parties," for a further discussion on these transactions, management interrelationships and intercorporate relationships.

Contractual Arrangements

     Intercorporate Services Agreements. The Contran/Valhi ISA provides that Contran will render or provide for certain management, administrative and aircraft maintenance services to the Company and that the Company will render certain management and administrative services to Contran. The Company paid Contran net fees of $100,000 for services rendered under the Contran/Valhi ISA in 1996, which represented $1,478,000 for services Contran rendered to the Company less $1,378,000 for services the Company rendered to Contran. In addition, Contran and the Company credited to the other the out-of-pocket costs incurred in rendering such services. The Contran/NL ISA provides that Contran will make available the services of Harold C. Simmons to NL. NL paid Contran fees of $400,000 for such services rendered in 1996. Each of the ISAs provide for their extension on a quarter-to-quarter basis, subject to termination upon thirty days advance notice by either party, and their amendment by mutual agreement.

     Subsidiary Relationships. NL is a party to certain additional agreements with related entities as set forth in Appendix A to this Proxy Statement.


                      CERTAIN LITIGATION AND OTHER MATTERS

     In November 1991, a purported derivative complaint was filed in the Court of Chancery of the State of Delaware, New Castle County (Alan Russell Kahn v. Tremont Corporation, et al., No. 12339), in connection with Tremont's purchase of 7.8 million shares of NL Common Stock from Valhi (the "NL Stock Purchase"). In addition to Valhi, the complaint named as defendants Tremont and the members of Tremont's board of directors, including Harold C. Simmons and Glenn R. Simmons. The complaint alleged, among other things, that the NL Stock Purchase constituted a waste of Tremont's assets and that Tremont's board of directors had breached its fiduciary duties to Tremont's public stockholders. A trial on this matter was held in June 1995 and in March 1996 the court issued its opinion ruling in favor of the defendants and concluded that the NL Stock Purchase did not constitute an overreaching by Valhi, that Tremont's purchase price in the NL Stock Purchase was fair and that in all other respects the NL Stock Purchase was fair to Tremont. In June 1996, the plaintiffs filed an appeal with the Delaware Supreme Court. A hearing before a three-judge panel of the Supreme Court was held in December 1996, and an en banc hearing before the full Supreme Court was held in February 1997. Valhi believes, and understands that Tremont and the other defendants believe, that the action is without merit.

     In September 1996, a complaint was filed in the Superior Court of New York, Bergen County, Chancery Division (Frank D. Seinfeld v. Harold C. Simmons, et al., No. C-336-96) against Valhi, NL and certain current and former members of NL's board of directors. The complaint, a derivative action on behalf of NL, alleges, among other things, that NL's August 1991 "dutch auction" tender offer was an unfair and wasteful expenditure of NL's funds. The complaint seeks, among other things, to rescind NL's purchase of approximately 10.9 million shares of NL Common Stock from Valhi pursuant to the dutch auction, and the plaintiff has stated that damages sought are $149 million. Valhi and the other defendants have answered the complaint and have denied all allegations of wrongdoing. Valhi believes, and understands each of the other defendants believe, the complaint is without merit and that each intends to defend the action vigorously. Trial is scheduled to begin in November 1997.

                        AMENDMENT AND RESTATEMENT OF THE
         VALHI, INC. 1987 STOCK OPTION - STOCK APPRECIATION RIGHTS PLAN
                                  (Proposal 2)

     The Board of Directors seeks the approval by the Company's stockholders of the 1987 Plan, amended and restated as of February 13, 1997 (the "Amended and Restated 1987 Plan"). The Board of Directors adopted the Amended and Restated 1987 Plan on February 13, 1997 subject to stockholder approval. The text of the Amended and Restated 1987 Plan is attached as Appendix B. The description of the Amended and Restated 1987 Plan in this proxy statement is qualified in its entirety by reference to the complete text of the Amended and Restated 1987 Plan in Appendix B.

Background

     The Board of Directors approved the original 1987 Plan in 1987. The Company's stockholders approved the original 1987 Plan in 1988. The Board of Directors and the Company's stockholders approved certain amendments and restatements of the 1987 Plan in 1991, 1992 and 1994. The Board of Directors subsequently amended and restated the 1987 Plan without stockholder approval in November 1994.


Amendments

     The material amendments to the 1987 Plan that the Board of Directors approved in February 1997 subject to stockholder approval (the "1987 Plan Amendments"):

     (1) allow for grants of stock options and stock appreciation rights and awards of restricted stock to nonemployees who provide services to the Company or its parent or subsidiary corporations (collectively with Valhi, the "Valhi Group");

     (2) increase the maximum number of shares of Valhi Common Stock issuable pursuant to grants or awards to a particular individual in any single fiscal year under the 1987 Plan from 500,000 to 1,000,000 shares;

     (3) reduce the minimum number of members of the MD&C Committee to two;

     (4) redefine certain other requirements of the members of the MD&C Committee so that such requirements conform to the current desirable provisions of Section 16 of the Exchange Act and
          Section 162(m) of the Code; and

     (5) allow for the transfers of nonqualified stock options, stock appreciation rights and restricted stock granted under the 1987 Plan when such transfers are approved by the MD&C Committee.

The Board of Directors approved the 1987 Plan Amendments so that stock options outstanding under the 1987 Plan would be governed in a substantially similar manner as stock options granted under the 1997 Plan. The MD&C Committee does not intend to grant any new stock options, stock appreciation rights or restricted stock under the 1987 Plan.

Description of the Amended and Restated 1987 Plan

     General

     Purpose. The purpose of the Amended and Restated 1987 Plan is to advance the interests of the Valhi Group by strengthening the Valhi Group's ability to attract and retain individuals of training, experience and ability in the employ of, or providing services to, the Valhi Group and to furnish additional incentive to such key individuals to promote the Valhi Group's financial success.

     Types of 1987 Awards. The Amended and Restated 1987 Plan provides for awards or grants of stock options, SARs and restricted stock (collectively, "1987 Awards").

     Eligible Persons. Key individuals employed by, or performing services for, the Valhi Group are eligible to receive 1987 Awards. A person who is eligible to receive a 1987 Award may be a nonemployee director or some other person who is not employed by the Valhi Group.

     Administration. The MD&C Committee, consisting of two or more individuals, administers the Amended and Restated 1987 Plan. The Amended and Restated 1987 Plan requires that the membership of the MD&C Committee or any successor committee consist of "nonemployee directors" as defined in Rule 16b-3 promulgated by the Commission under the Exchange Act and "outside directors" as defined under regulations promulgated by the Department of Treasury under
Section 162(m) of the Code. Members of the MD&C Committee must also meet any applicable requirements of the Exchange. Eligible persons entitled to receive 1987 Awards include members of the MD&C Committee.

     The MD&C Committee determines the "key individuals" to whom it grants 1987 Awards and the type, size and terms of such 1987 Awards. The MD&C Committee may also amend the terms of any 1987 Award in any manner the MD&C Committee could have determined at the grant of the original 1987 Award. In addition, the MD&C Committee can construe and interpret the Amended and Restated 1987 Plan and any 1987 Award and to make all other determinations deemed necessary or advisable for the administration of the Amended and Restated 1987 Plan.

     Number of Shares Subject to the Amended and Restated 1987 Plan. The Amended and Restated 1987 Plan reserves a maximum of 9,000,000 shares of Valhi Common Stock for 1987 Awards, subject to certain adjustments. As of March 31, 1997, 5,188,600 shares of Valhi Common Stock were subject to outstanding 1987 Awards and 2,388,400 shares remained available for future 1987 Awards. Valhi Common Stock issued under the Amended and Restated 1987 Plan may be either newly issued shares, treasury shares, reacquired shares or any combination of the three. If any shares of Valhi Common Stock issued as restricted stock under the 1987 Plan are reacquired by the Company pursuant to such rights, or if any 1987 Award is canceled, terminates or expires unexercised, the Valhi Common Stock that would otherwise have been issuable pursuant to such 1987 Award will be available for issuance under new 1987 Awards.

     Annual Limit on 1987 Awards to an Individual. The underlying shares of Valhi Common Stock issuable in any single fiscal year under 1987 Awards to an individual shall not exceed one million shares.

     Limitations on Transfers of 1987 Awards. Generally, a 1987 Award is nontransferable except by approval of the MD&C Committee or by will or the laws of descent and distribution. Incentive stock options, however, are transferable only by will or the laws of descent and distribution.

     Description of 1987 Awards under the Amended and Restated 1987 Plan

     Stock Options. A 1987 Award of a stock option (a "1987 Stock Option") is the right to purchase a specified number of shares of Valhi Common Stock at a specified exercise price, both of which the MD&C Committee determines. The MD&C Committee also determines when and how a 1987 Stock Option becomes exercisable.
 The term of a 1987 Stock Option, however, cannot exceed ten years. A 1987 Stock Option may be either a nonqualified or an incentive stock option

     The MD&C Committee may grant nonqualified 1987 Stock Options to any eligible person under the 1987 Plan. The exercise price for nonqualified 1987 Stock Options may be equal to or greater than 85% of the fair market value of the underlying shares of Valhi Common Stock on the date of grant.

     The MD&C Committee may only grant incentive 1987 Stock Options to employees of the Valhi Group. The exercise price of an incentive 1987 Stock Option may not be less than the fair market value of the underlying shares of Valhi Common Stock on the date of grant. The maximum aggregate fair market value of Valhi Common Stock (determined as of the respective dates of grant) with respect to which an incentive 1987 Stock Option is first exercisable by any one employee of the Valhi Group in any calendar year cannot exceed $100,000. If the MD&C Committee grants an incentive 1987 Stock Option to a person who owns more than 10% of the voting power of all classes of the stock of any of the Valhi Group (a "Ten Percent Employee"), the option cannot have an exercise price lower than 110% of fair market value on the date of the grant or a term longer than five years.

     Payment of the exercise price of a 1987 Stock Option must be made in full at the time of exercise in cash or check, by tendering shares of Valhi Common Stock or in any combination of the three. For purposes of making such payment in shares of Valhi Common Stock, such shares are valued at their fair market value on the day of exercise and shall have been held by the option holder for a period of at least six months.

     1987 Stock Options granted under the 1987 Plan may be granted in conjunction with SARs.

     Stock Appreciation Rights. 1987 Plan SARs are rights to receive (without payment to the Company) cash, Valhi Common Stock or any combination of the two equal to the value of a related 1987 Stock Option. The MD&C Committee may grant a SAR concurrently with its related 1987 Stock Option or at any time the related 1987 Stock Option is exercisable. A SAR is exercisable only to the extent that the related 1987 Stock Option is exercisable and then only during such period or periods as the MD&C Committee determines. Generally, a 1987 Plan SAR is not exercisable within six months of its date of grant. In addition, a 1987 Plan SAR is exercisable only when the fair market value of a share of Valhi Common Stock exceeds the exercise price per share of its related 1987 Stock Option.

     Upon the exercise of a 1987 Plan SAR, the holder receives, at the election of the MD&C Committee, cash or shares of Valhi Common Stock or any combination of the two equal in value to the excess of the fair market value of the shares of Valhi Common Stock subject to such exercise over the exercise price for such shares under the related 1987 Stock Option. Upon exercise of a SAR, the holder must surrender the SAR and the related 1987 Stock Option, both of which terminate with respect to the number of shares exercised.

     Restricted Stock. A 1987 Award of restricted stock is an award of a number of shares of Valhi Common Stock that are subject to certain restrictions (e.g., such stock shall be issued but not delivered to the recipient and, generally, shall be forfeited if the recipient's employment or performance of services for the Valhi Group terminates). Such restrictions exist for a certain restricted period and in accordance with such terms as the MD&C Committee specifies. Prior to the expiration of the restricted period and the satisfaction of any applicable terms, a recipient who has received a 1987 Award of restricted stock has the rights of ownership of the shares of Valhi Common Stock subject to such award, including the right to vote and to receive dividends. Unless the MD&C Committee provides otherwise, a 1987 Award of restricted stock expires five years from its date of grant. Upon the expiration of a restricted period, the recipient's payment of applicable taxes (if required by the MD&C Committee) and written notice from the recipient, the Company shall issue a stock certificate to the recipient representing the shares of Valhi Common Stock formerly subject to the expired restricted period.

     Additional Information

     Adjustments in Shares of Valhi Common Stock. The MD&C Committee may make such equitable adjustments to outstanding 1987 Awards and the number of shares of Valhi Common Stock or other securities or property available under the Amended and Restated 1987 Plan as the MD&C Committee deems appropriate to preserve the value of an affected 1987 Award or the intended operation of the Amended and Restated 1987 Plan. The types of events that could cause such equitable adjustments include, without limitation, stock dividends, stock splits or other changes in the capitalization of the Company, mergers or reorganizations of the Company into or with any other corporation, spin-offs or recapitalizations through dividends or distributions or any other transactions with similar effects or changes in applicable laws or circumstances that would be dilutive to 1987 Awards.

     Rights to Continue as Employee or Service Provider. Neither the Amended and Restated 1987 Plan nor any 1987 Award confers on any individual any right to continue in the employ of, or provide services to, the Valhi Group.

     Effectiveness of Rights under Awards and as Stockholders. The granting of a 1987 Award occurs only when a written agreement evidencing the 1987 Award is duly executed and delivered by the Company and the recipient. In addition, a recipient of a 1987 Award has no rights as a stockholder with respect to the shares of Valhi Common Stock issuable pursuant to the 1987 Award until the date of issuance of the stock certificate for such shares.

     Amendment. The Board of Directors and the stockholders of the Company may amend or modify the Amended and Restated 1987 Plan at any time. The Board of Directors alone may amend or modify the Amended and Restated 1987 Plan if stockholder approval is not required by the Amended and Restated 1987 Plan. The Amended and Restated 1987 Plan requires stockholder approval of amendments of modifications to the Amended and Restated 1987 Plan only if required under
Section 422 of the Code (relating to provisions affecting incentive stock options), any securities exchange on which shares of Valhi Common Stock are then listed or as directed by the Board of Directors.

     Termination. The Amended and Restated 1987 Plan terminates on the earlier of May 28, 1997 or such time as the Board of Directors adopts a new plan in replacement of the Amended and Restated 1987 Plan. The Board of Directors has determined that the approval of the 1997 Plan shall constitute a replacement plan of the 1987 Plan effective immediately prior to the time that the stockholders adopt the 1997 Plan. Consequently, if the stockholders approve the 1997 Plan at the Meeting, the 1987 Plan terminates on the date of the Meeting. If the stockholders do not adopt the 1997 Plan, the 1987 Plan terminates on May 28, 1997. The termination of the Amended and Restated 1987 Plan, however, does not adversely affect any outstanding 1987 Award at the time of the termination.
 If the stockholders approve the Amended and Restated 1987 Plan, outstanding 1987 Awards at the time of the termination of the Amended and Restated 1987 Plan shall be subject to the new provisions of the Amended and Restated 1987 Plan.
If the Amended and Restated 1987 Plan is not approved by the stockholders, the outstanding 1987 Awards at the time of the termination of the 1987 Plan shall be subject to the terms of the 1987 Plan prior to February 13, 1997.

     Registration of Valhi Common Stock under 1987 Plan. The Company has already registered the issuance of the shares of Valhi Common Stock under the 1987 Plan with the Commission.

Federal Income Tax Consequences

     The following is a summary of the principal current federal income tax consequences of transactions under the Amended and Restated 1987 Plan. It does not describe all federal tax consequences under the Amended and Restated 1987 Plan, nor does it describe state, local or foreign tax consequences.

     Incentive Stock Options. No taxable income is realized by the recipient upon the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may result in alternative minimum tax liability for the recipient. If no disposition of shares issued to a recipient pursuant to the exercise of an incentive stock option is made by the recipient within two years from the date of grant or within one year after the transfer of such shares to the recipient, then upon sale of such shares, any amount realized in excess of the exercise price will be taxed to the recipient as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to the Company for federal income tax purposes.

     If the shares of Valhi Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above, generally the recipient will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on an arms'-length sale of such shares) over the exercise price, and the Company will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. Special rules may apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Valhi Common Stock.

     If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified stock option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (one year following termination of employment by reason of permanent and total disability), except in certain cases where the incentive stock option is exercised after the death of a recipient.

     Nonqualified Stock Options. With respect to nonqualified stock options granted under the Amended and Restated 1987 Plan, no income is realized by the recipient at the time the option is granted. Generally, at exercise, ordinary income is realized by the recipient in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

     SARs. The grant of a SAR does not result in income for the grantee or in a deduction for the Company. Upon the exercise of a SAR, the grantee generally recognizes ordinary income and the Company is entitled to a deduction equal to the positive difference between the fair market values of the shares subject to the SAR on the date of grant and the date of exercise.

     Restricted Stock. A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the stock at the time the stock is either transferable or is no longer subject to forfeiture, less any amount paid for such stock. The Company is entitled to a corresponding tax deduction for the amount of ordinary income recognized by the recipient. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of issuance of the restricted stock will realize ordinary income on the date of issuance equal to the fair market value of the shares of restricted stock at that time (measured as if the shares were unrestricted and could be sold immediately), less any amount paid for such stock. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the ordinary income previously recognized. Upon the sale of the shares after the forfeiture period has expired, the appreciation or depreciation since the shares became transferable or free from risk of forfeiture (or, if a Section 83(b) election was made, since the shares were issued, taking into account the ordinary income previously recognized) will be treated as long-term or short-term capital gain or loss. The holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires (or upon the earlier issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b)).

Plan Benefits

     The 1987 Plan Amendments have not resulted in any changes in the number of 1987 Awards granted to date. The Board of Directors approved the 1987 Plan Amendments so that stock options outstanding under the 1987 Plan would be governed in a substantially similar manner as stock options granted under the 1997 Plan. The MD&C Committee does not intend to grant any new 1987 Awards under the 1987 Plan.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDED AND RESTATED 1987 PLAN.


                                ADOPTION OF THE
                   VALHI, INC. 1997 LONG-TERM INCENTIVE PLAN
                                  (Proposal 3)

     The Board of Directors seeks the approval by the Company's stockholders of the 1997 Plan. The Board of Directors adopted the 1997 Plan on February 13, 1997 but made the adoption effective immediately prior to and subject to stockholder approval of the 1997 Plan. The text of the 1997 Plan is attached as Appendix C. The description of the 1997 Plan in this proxy statement is qualified in its entirety by reference to the complete text of the 1997 Plan in Appendix C.


Description of the 1997 Plan

     General

     Purpose. The purpose of the 1997 Plan is to advance the interests of Valhi and its stockholders by providing incentives to certain eligible persons who contribute significantly to the strategic and long-term performance objectives and growth of the Valhi Group.

     Types of 1997 Awards. The 1997 Plan provides for awards or grants of stock options, SARs, restricted stock, performance grants and other awards deemed by the MD&C Committee to be consistent with the purposes of the 1997 Plan (collectively, "1997 Awards").

     Eligible Persons. Key individuals employed by, or performing services for, the Valhi Group are eligible to receive 1997 Awards. A person who is eligible to receive a 1997 Award may be a nonemployee director or some other person who is not employed by the Valhi Group.

     Administration. Generally, a committee of the Board of Directors consisting of two or more individuals administers the 1997 Plan (the "1997 Committee"). The 1997 Plan provides that the MD&C Committee is the initial committee to administer the Plan. In certain other instances, the Board of Directors or other persons may administer the 1997 Plan. The 1997 Plan requires that the membership of the 1997 Committee consist of "nonemployee directors" as defined in Rule 16b-3 promulgated by the Commission under the Exchange Act and "outside directors" as defined under regulations promulgated by the Department of Treasury under Section 162(m) of the Code. Members of the 1997 Committee must also meet any applicable requirements of the Exchange. Eligible persons entitled to receive 1997 Awards include members of the 1997 Committee.

     The 1997 Committee determines the eligible persons to whom it grants 1997 Awards and the type, size and terms of such 1997 Awards. The 1997 Committee may also amend the terms of any 1997 Award in any manner the 1997 Committee could have determined at the grant of the original 1997 Award. In addition, the 1997 Committee can construe and interpret the 1997 Plan and any 1997 Award and to make all other determinations deemed necessary or advisable for the administration of the 1997 Plan.

     Number of Shares Subject to the 1997 Plan. The 1997 Plan reserves a maximum of 5,000,000 shares of Valhi Common Stock for 1997 Awards, subject to certain adjustments. Valhi Common Stock issued under the 1997 Plan may be either newly issued shares, treasury shares, reacquired shares or any combination of the three. If any shares of Valhi Common Stock issued as restricted stock under the 1997 Plan are reacquired by the Company pursuant to such rights, or if any 1997 Award is canceled, terminates or expires unexercised, the Valhi Common Stock that would otherwise have been issuable pursuant to such 1997 Award will be available for issuance under new 1997 Awards.

     Annual Limit on 1997 Awards to an Individual. The underlying shares of Valhi Common Stock issuable in any single fiscal year under 1997 Awards to an individual shall not exceed one million shares.

     Limitations on Transfers of 1997 Awards. Generally, a 1997 Award is nontransferable except by approval of the 1997 Committee or by will or the laws of descent and distribution. Incentive stock options, however, are transferable only by will or the laws of descent and distribution.

     Description of 1997 Awards under the 1997 Plan

     Stock Options. A 1997 Award of a stock option (a "1997 Stock Option") is the right to purchase a specified number of shares of Valhi Common Stock at a specified exercise price, both of which the 1997 Committee determines. The 1997 Committee can choose whether on not the grant of a 1997 Option requires the recipient to pay a purchase price at the time of grant. The 1997 Committee also determines when and how a 1997 Stock Option becomes exercisable. The term of a 1997 Stock Option, however, cannot exceed ten years. A 1997 Stock Option may be either a nonqualified or an incentive stock option

     The 1997 Committee may grant nonqualified 1997 Stock Options to any eligible person under the 1997 Plan. The exercise price for nonqualified 1997 Stock Options may be at any price the 1997 Committee determines.

     The 1997 Committee may only grant incentive 1997 Stock Options to employees of the Valhi Group. The exercise price of an incentive 1997 Stock Option may not be less than the fair market value of the underlying shares of Valhi Common Stock on the date of grant. The maximum aggregate fair market value of Valhi Common Stock (determined as of the respective dates of grant) with respect to which incentive stock option are first exercisable by any one employee of the Valhi Group in any calendar year cannot exceed $100,000. If the 1997 Committee grants an incentive 1997 Stock Option to a Ten Percent Employee, the option cannot have an exercise price lower than 110% of fair market value on the date of the grant or a term longer than five years. In addition, the recipient of an incentive 1997 Stock Option cannot exercise the option beyond the time the Code allows for the favorable tax treatment of incentive stock options.

     Payment of the exercise price of a 1997 Stock Option must be made in such form as the 1997 Committee determines in its discretion. If the Committee allows payment to be made with shares of Valhi Common Stock, such shares are valued at their fair market value on the day of exercise and shall have been held by the option holder for a period of at least six months.

     The 1997 Committee may grant 1997 Stock Options in conjunction with any other Award, except that incentive 1997 Stock Options cannot have an Associated Award that is a nonqualified 1997 Stock Option. When the 1997 Committee awards a 1997 Stock Option in conjunction with an associated Award, the number of Valhi Common Shares subject to the 1997 Stock Option may be reduced on an appropriate basis to the extent that the associated Award is exercised, paid to or otherwise received by the recipient, as determined by the Committee.

     Stock Appreciation Rights. 1997 Plan SARs are rights to receive (without payment to the Company) cash, Valhi Common Stock, other property or any combination of the three based on the increase in the value of the Valhi Common Stock specified in the SAR. A 1997 Plan SAR that is related to another Award is exercisable only to the extent that the other Award is exercisable and then only during such period or periods as the 1997 Committee determines. In addition, a 1997 Plan SAR that is associated with a 1997 Stock Option is exercisable only when the fair market value of a share of Valhi Common Stock exceeds the exercise price per share of the associated 1997 Stock Option. If a 1997 Plan SAR's Associated Award is an incentive 1997 Stock Option, the exercise of the 1997 Plan SAR is limited to those instances where its exercise would not disqualify the associated stock option's status as an incentive stock option under the Code. When the 1997 Committee awards a 1997 Plan SAR in conjunction with an associated Award, the number of Valhi Common Shares subject to the 1997 Plan SAR may be reduced on an appropriate basis to the extent that the associated Award is exercised, paid to or otherwise received by the recipient, as determined by the Committee.

     Upon the exercise of a 1997 Plan SAR, the holder receives, at the election of the 1997 Committee, cash, shares of Valhi Common Stock, other consideration or any combination of the three equal in value (or in the discretion of the 1997 Committee, less than) to the excess of the fair market value of the shares of Valhi Common Stock subject to such exercise over the exercise price for such shares as specified in the SAR.

     Restricted Stock. A 1997 Award of restricted stock is an award of a number of shares of Valhi Common Stock that are subject to certain restrictions (e.g., such stock shall be issued but not delivered to the recipient and, generally, shall be forfeited if the recipient's employment or performance of services for the Valhi Group terminates). Such restrictions exist for a certain restricted period and in accordance with such terms as the 1997 Committee specifies. Prior to the expiration of the restricted period and the satisfaction of any applicable terms, a recipient who has received a 1997 Award of restricted stock has the rights of ownership of the shares of Valhi Common Stock subject to such award, including the right to vote and to receive dividends.

     Performance Grants. At the time a 1997 Award of a performance grant is made, the 1997 Committee establishes performance objectives during a specified award period. The final value, if any, of a performance grant is determined by the degree to which the performance objectives have been achieved during the award period, subject to adjustments that the 1997 Committee may approve based on relevant factors. Performance objectives may be based on the performance of the recipient, the Valhi Group, one or more of its subsidiaries or one or more of their divisions or units, or any combination of thereof, as the 1997 Committee determines. The 1997 Committee may, in its discretion, make adjustments in the computation of any performance measure. The maximum value of a 1997 Award of a performance grant as established by the 1997 Committee may be a fixed amount, an amount that varies from time to time based on the value of the Valhi Common Stock, or an amount that is determinable from other criteria the 1997 Committee specifies. Performance grants may have different classes or series, having different names, terms and conditions.

     The 1997 Committee may grants Awards of performance grants in conjunction with other Awards. If awarded in conjunction with an associated Award, the number of performance grants may be reduced on an appropriate basis to the extent that the associated Award is exercised by, paid to, or otherwise received by, the recipient, as determined by the 1997 Committee.

     The 1997 Committee will generally determine the value of a 1997 Award of a performance grant as promptly as practicable after the end of the award period or upon the earlier termination of the recipient's employment or performance of services. The 1997 Committee may, however, determine the value of the performance grant and pay it out at any time during the award period. If the performance grant does not have an associated Award, the holder of the performance grant will be paid the final value. If the performance grant has value and has an associated Award, however, the 1997 Committee will determine whether to cancel the performance grant and permit the recipient to retain the associated Award, to cancel the associated Award and pay out the value of the performance grant or to pay out the value of only a portion of the performance grant and to cancel the associated Award as to an appropriate portion thereof.

     Payment. Payment of a 1997 Award such as a performance grant may be made in cash, shares of Valhi Common Stock or other consideration (for example, other Valhi Group securities or property) or a combination of the three, and in accordance with terms the 1997 Committee sets. The 1997 Committee may also permit any payments under a 1997 Award be deferred until a later date upon such terms as the 1997 Committee provides.

     Additional Information

     Adjustments in Shares of Valhi Common Stock. Under the 1997 Plan, if any change in the outstanding shares of Valhi Common Stock occurs by reason of an extraordinary or unusual event (e.g. stock split, stock dividend, recapitalization or merger), the 1997 Committee may direct appropriate changes in the terms of any 1997 Award or the number of shares of Valhi Common Stock available for 1997 Awards. Such changes may include the number or kind of securities that may be subject to, the exercise price under, or any measure of performance or the number or value of any Award.

     Amendments to Awards. The 1997 Committee may amend or modify any outstanding 1997 Award in any manner (including, but not limited to, acceleration of the date of exercise of or payments under any 1997 Award) if the 1997 Committee could grant such amended or modified Award under the terms of the 1997 Plan at the time of such amendment or modification. Only in certain circumstances, however, may the 1997 Committee amend or modify an outstanding 1997 Award in a material manner that adversely affects the holder of the affected 1997 Award without the holder's written consent

     Substitution of Awards. The 1997 Committee may permit holders of 1997 Awards to surrender outstanding 1997 Awards in order to exercise or realize the rights under other 1997 Awards. In addition, the 1997 Committee may allow or require holders of 1997 Awards to exchange such outstanding 1997 Awards for the grant of new 1997 Awards.

     Significant Corporate Events. In the event of the proposed dissolution or liquidation of Valhi, all outstanding 1997 Awards terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the 1997 Committee. In the event of a proposed sale of all or substantially all of the assets of Valhi or the merger of Valhi with or into another corporation, all restrictions on any outstanding 1997 Awards lapse and recipients of 1997 Awards become entitled to the full benefit of their 1997 Awards immediately prior to the closing date of such sale or merger, unless otherwise provided by the 1997 Committee.

     Rights to Continue as Employee or Service Provider. Neither the 1997 Plan nor any 1997 Award confers on any individual any right to continue in the employ of, or provide services to, the Valhi Group.

     Effectiveness of Rights as Stockholders. A recipient of a 1997 Award has no rights as a stockholder with respect to the shares of Valhi Common Stock issuable pursuant to the 1997 Award until the date of issuance of the stock certificate for such shares.

     Financing. If the 1997 Committee deems it advisable, the Valhi Group may assist recipients of 1997 Awards with financing from the Valhi Group or a third party so as to permit the payment of taxes with respect to a 1997 Award or to enable the recipient to acquire, exercise or realize the rights of a 1997 Award.
 Such assistance may take any form as the 1997 Committee considers appropriate.

     Deferrals. The 1997 Committee may grant a 1997 Award in conjunction with the deferral of a recipient's compensation. The 1997 Committee may provide that any such deferred compensation be forfeited to the Company under certain circumstances, subject to an increase or decrease in value based upon specified performance measures or credited with income equivalents until the date or dates of payment of the 1997 Award.

     Alternative Payments for Tax Withholding. The 1997 Committee may permit a recipient of a 1997 Award to elect to pay taxes required to be withheld with respect to a 1997 Award in any appropriate manner (including, without limitation, by the surrender to the Company of shares of Valhi Common Stock owned by such person or that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such 1997 Award).

     Termination. The 1997 Plan terminates on the earlier of the tenth anniversary of the date the 1997 Plan is approved by the Company's stockholders or such time as the Board of Directors adopts a resolution terminating the 1997 Plan. The Board of Directors may extended the 1997 Plan for up to an additional five years for the grant of 1997 Awards other than incentive 1997 Stock Options.

     Amendments to the 1997 Plan. The Board of Directors may amend the 1997 Plan at any time. Except in certain circumstances, no amendment shall adversely affect in a material manner any right of any recipient of a 1997 Award without such recipient's written consent.

     Registration of Valhi Common Stock under 1997 Plan. The Company intends to register the issuance of the shares of Valhi Common Stock under the 1997 Plan with the Commission.

Federal Income Tax Consequences

     The following is a summary of the principal current federal income tax consequences of transactions under the 1997 Plan. It does not describe all federal tax consequences under the 1997 Plan, nor does it describe state, local or foreign tax consequences.

     Incentive Stock Options. The tax treatment of incentive stock options is described in "Amendment and Restatement of the Valhi, Inc. 1987 Stock Option - Stock Appreciation Rights Plan (Proposal 2) - Federal Income Tax Consequences - Incentive Stock Options."

     Nonqualified Stock Options. The tax treatment of nonqualified stock options is described in "Amendment and Restatement of the Valhi, Inc. 1987 Stock Option - Stock Appreciation Rights Plan (Proposal 2) - Federal Income Tax Consequences - Nonqualified Stock Options."

     SARs. The tax treatment of SARs is described in "Amendment and Restatement of the Valhi, Inc. 1987 Stock Option - Stock Appreciation Rights Plan (Proposal
2) - Federal Income Tax Consequences - SARs."

     Restricted Stock. The tax treatment of restricted stock is described in "Amendment and Restatement of the Valhi, Inc. 1987 Stock Option - Stock Appreciation Rights Plan (Proposal 2) - Federal Income Tax Consequences - Restricted Stock."

     Performance Awards. The recipient of a performance award will generally be subject to tax at ordinary income rates on any cash received and the fair market value of any Valhi Common Stock issued under the award, and the Company will generally be entitled to a deduction equal to the amount of ordinary income realized by the recipient. Any cash received under a performance award will be included in income at the time of receipt. The fair market value of any Valhi Common Stock received will also generally be included in income (and a corresponding deduction will generally be available to the Company) at the time of receipt. The capital gain or loss holding period for any Valhi Common Stock distributed under a performance award will begin when the recipient recognizes ordinary income with respect to that distribution.

Plan Benefits

     Since the 1997 Committee grants 1997 Awards in its discretion, the benefits that recipients of 1997 Awards shall receive from the 1997 Plan are presently indeterminable.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THE 1997 PLAN.

                                 OTHER MATTERS

     The Board of Directors knows of no other business that will be presented for consideration at the Meeting. If any other matters properly come before the Meeting, the persons designated as agents in the enclosed proxy card will vote on such matters in accordance with their best judgment.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Coopers & Lybrand, L.L.P. served as the Company's primary independent public accountants for the year ended December 31, 1996 and is expected to be considered for appointment as such for the year ended December 31, 1997. Representatives of Coopers & Lybrand, L.L.P. will have an opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions.

                     STOCKHOLDER PROPOSALS FOR 1998 MEETING

     Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual stockholder meetings, consistent with rules adopted by the Commission. Such proposals must be received by the Company not later than December 8, 1997 to be considered for inclusion in the proxy statement and form of proxy relating to the 1998 Annual Meeting of Stockholders. Any such proposals should be addressed to: Corporate Secretary, Valhi, Inc., Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, Texas 75240-2697.

                        1996 ANNUAL REPORT ON FORM 10-K

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as filed with the Commission, is included as part of the Annual Report mailed to the Company's stockholders with this Proxy Statement. Copies of such Annual Report may be obtained without charge by writing: Corporate Secretary, Valhi, Inc., Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, Texas 75240-2697.

                                   APPENDICES

     Annexed to this Proxy Statement are the following:

          (1) in Appendix A, a description of additional matters related to the 1996 compensation NL paid to Joseph S. Compofelice, an executive officer of Valhi, and information with respect to certain related party transactions involving NL;

          (2)  in Appendix B, the Amended and Restated 1987 Plan; and

          (3)  in Appendix C, the 1997 Plan.


                                   VALHI, INC.


                                   Dallas, Texas
                                   March 31, 1997

                                   APPENDIX A

                    Compensation Paid by NL Industries, Inc.
                  to Joseph S. Compofelice and Related Issues


     The information provided in this Appendix A is based on information provided in the NL Proxy Statement.

     Grants of NL Stock Options and Stock Appreciation Rights. The following table provides information with respect to Mr. Compofelice concerning the grant of stock options exercisable for NL Common Stock under the 1989 Long Term Performance Incentive Plan of NL Industries, Inc. (the "NL Incentive Plan") during 1996. No stock appreciation rights were granted under the NL Incentive Plan in 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                 Individual Grants
                        --------------------------------------------------
                                     Percent of
                         Number of      Total
                        Shares of NL   Options
                        Common Stock Granted to
                         Underlying      NL      Exercise or
                          Options     Employees  Base Price    Expiration
          Name          Granted (#)    in 1996    Per Share       Date
----------------------- ------------ ----------- ----------- --------------

Joseph S. Compofelice...  8,000(2)    11.04%      $14.25(3)   2/14/06
                          8,000(2)                 15.75
                          8,000(2)                 17.25


                                   Potential Realizable Value at
                                      Assumed Annual Rates of
                                     Stock Price Appreciation
                                        of NL Common Stock
                                        for Option Term (1)
                        --------------------------------------------------
          Name                     5%                       10%
-----------------------  ----------------------- -------------------------

Joseph S. Compofelice             $71,693                  $181,686
                                   59,693                   169,686
                                   47,693                   157,686
----------

(1) Pursuant to the rules of the Commission, the amounts under these columns reflect calculations at assumed 5% and 10% appreciation rates and, therefore, are not intended to forecast future appreciation, if any, of NL Common Stock. The potential realizable value to Mr. Compofelice was computed as the difference between the appreciated value at the end of the ten-year term of the stock option of the NL Common Stock into which such stock option is exercisable and the aggregate exercise price of such stock option on such date. The appreciated value per share at the end of the ten-year term would be $23.21 and $36.96 at the assumed 5% and 10% rates, respectively.

     The amount of gain to Mr. Compofelice is dependent on the amount of increase in the price of NL Common Stock, which would benefit all NL shareholders proportionately. These potentially realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable Commission regulations. Actual gains, if any, on stock option exercises are dependent on the future performance of NL Common Stock, overall market conditions and the timing of the exercise thereof by Mr. Compofelice. There can be no assurance that the amounts reflected in the table will be achieved.

(2) This stock option is exercisable for shares of NL Common Stock. This stock option was granted as of February 14, 1996 under the NL Incentive Plan. This stock option vests over five years from the date of grant at a rate of 40% on the second anniversary of the date of grant and 20% on each of the next three succeeding anniversary dates. The options expire on the tenth anniversary of the date of grant.

(3) This exercise price of $14.25 is equal to the mean of the high and the low sales prices on the date of grant of NL Common Stock as reported by the New York Stock Exchange Composite Tape; exercise prices of $15.75 and $17.25 are equal to the foregoing mean price on the date of grant plus $1.50 and $3.00, respectively.

     NL Stock Option Exercises and NL Holdings. The following table provides information with respect to Joseph S. Compofelice concerning the value of unexercised NL stock options held by him as of December 31, 1996. Mr. Compofelice did not exercise any NL stock options in 1996. In addition, no stock appreciation rights have been granted under the NL Incentive Plan.

                        DECEMBER 31, 1996 OPTION VALUES


                                    Number of Shares Underlying
                                      Unexercised Options at
              Name                     December 31, 1996 (#)
--------------------------------  ------------------------------
                                    Exercisable    Unexercisable
                                  --------------  --------------
Joseph S. Compofelice...........        50,000         129,000


                                       Value of Unexercised
                                       In-the-Money Options
              Name                   at December 31, 1996 (1)
--------------------------------  ------------------------------
                                    Exercisable    Unexercisable
                                  --------------  --------------
Joseph S. Compofelice...........      $106,250        $159,375

----------

(1) The aggregate amount represents the difference between the exercise price of Mr. Compofelice's stock options and the $10.875 per share market value of NL Common Stock on December 31, 1996, calculated as the last reported sales price per share as reported on the New York Stock Exchange Composite Tape on such date.

     NL Pension Plan. The Retirement Plan of NL Industries, Inc. for its U.S. employees (the "NL Pension Plan") provides lifetime retirement benefits to eligible employees. In February 1996, NL approved the suspension of all future accruals under the salary component of the NL Pension Plan effective as of March 31, 1996 (the "Suspension Date"). Salaried employees who were at least 21 years of age became eligible to participate in the NL Pension Plan if they completed at least five months of service (as defined in the NL Pension Plan) in a specified twelve-month period prior to the Suspension Date. Annually, prior to the Suspension Date, NL's Board of Directors established, in its discretion, the amount of an employee's annual pension benefit for the year based primarily on the employee's total eligible earnings for that year and NL's financial performance in relationship to its annual operating plan for the previous year.
 To the extent that the minimum, target, or maximum level of operating income performance were achieved, the employee earned an annual benefit equal to 1%, 2% or 3%, respectively, of such employee's total base salary and bonus up to the limits set forth in the Code. See "-NL Compensation Committees' Report on Executive Compensation-Variable Compensation Plan." Such pension benefits are payable upon retirement and attainment of ages specified in the NL Pension Plan.

 The NL Pension Plan covers Mr. Compofelice. No amounts were paid or distributed to Mr. Compofelice in 1996. The estimated accrued annual benefits payable upon retirement at normal retirement age for Mr. Compofelice is $9,293.

     NL Employment Agreement with Mr. Compofelice. In connection with Mr. Compofelice's employment with NL in February 1994, NL's Management Development and Compensation Committee approved the terms of an executive severance agreement with Mr. Compofelice that have since been incorporated into an executive severance agreement that provides that Mr. Compofelice's employment with NL may be terminated at any time by action of NL's board of directors. The executive severance agreement also provides that the following payments shall be made to Mr. Compofelice in the event Mr. Compofelice's employment with NL is terminated by NL without cause (as defined in the agreement) or Mr. Compofelice terminates his employment with NL for good reason (as defined in the agreement):
 (i) the greater of two times Mr. Compofelice's annual base salary plus target bonus (which shall not be less than the amount of his annual salary) or Mr. Compofelice's actual salary and bonus for the two years prior to termination;
(ii) accrued salary and bonus through the date of termination; (iii) an amount in cash or NL Common Stock equal to the fair market value of outstanding NL stock options granted to Mr. Compofelice in excess of the exercise price and unvested NL restricted stock awarded to Mr. Compofelice; (iv) an amount equal to unvested NL contributions together with an amount equal to NL's matching contributions to Mr. Compofelice's account under the NL Savings Plan for a period of two years; (v) an amount equal to the vested and unvested portions of Mr. Compofelice's account under the Supplemental Executive Retirement Plan for Executives and Officers of NL Industries, Inc.; and (vi) certain other benefits. This agreement is automatically extended for a one-year term commencing each January 1, unless NL and Mr. Compofelice agree otherwise in writing.

Certain NL Relationships and Transactions

     Intercorporate Services Agreements. NL and Valhi are parties to an intercorporate services agreement (the "Valhi/NL ISA") whereby Valhi renders certain management, financial and administrative services to NL and NL makes the services of Joseph S. Compofelice and NL's internal audit personnel available to Valhi. In addition in 1996, NL provided to Valhi certain insurance and risk management services. Mr. Compofelice serves as an executive officer of Valhi. NL expects to receive total net fees of approximately $30,000 from Valhi for services provided during 1996 after receiving credit for the amount owed by Valhi to NL for the portion of Mr. Compofelice's salary earned in 1995 and 1996 for services attributable to Valhi and for certain internal audit services provided to Valhi in 1995. Valhi expects to pay a higher net amount for NL's services in 1997. The Valhi/NL ISA is subject to termination or renewal by mutual agreement and may be terminated by either party pursuant to a written notice delivered 30 days prior to a quarter-end.

     NL and Tremont are parties to an intercorporate services agreement (the "NL/Tremont ISA") whereby the NL makes available to Tremont and TIMET certain services with respect to Tremont's and TIMET's insurance, risk management, real property, internal audit and executive secretarial needs. Tremont paid fees of approximately $161,000 to NL for services pursuant to the NL/Tremont ISA during 1996. In addition in 1996, NL provided to Tremont and TIMET certain tax services totaling approximately $100,000 for which NL expects to be reimbursed in 1997. The NL/Tremont ISA is subject to termination or renewal by mutual agreement for succeeding one-year terms commencing January 1, 1996 and may be terminated at anytime by either party pursuant to 90 day prior written notice to the other party. NL expects to receive approximately $100,000 for services to be provided to Tremont in 1997. NL also expects to enter into a separate intercorporate services agreement with TIMET in 1997, and to receive approximately $350,000 for services to be provided to TIMET in 1997.

     Tremont Registration Rights Agreement. In connection with the December 1991 purchase by Tremont of 7.8 million shares of NL Common Stock from Valhi, NL entered into a Registration Rights Agreement pursuant to which Tremont received certain registration rights with respect to the purchased shares. Unless all registration rights are exercised earlier, such agreement expires in December 2001.

     Valhi Stock Options. Certain employees of the NL hold options to purchase Valhi Common Stock under the terms of the 1987 Plan. At December 31, 1996, three of NL's executive officers (including Mr. Compofelice) and one other employee held options to purchase, in the aggregate, 415,000 shares of Valhi Common Stock at exercise prices ranging from $4.76 to $14.66 per share. With respect to all such employees except Mr. Compofelice, NL has agreed to pay Valhi the aggregate difference between the option price and the market value per share of Valhi Common Stock on the exercise date if such options are exercised.

     Insurance Sharing Agreement. An indirect insurance subsidiary of Tremont has assumed the obligations of the issuer of certain reinsurance contracts that relate to primary insurance policies issued by a third-party insurance company in favor of Tremont and NL. NL and the Tremont insurance subsidiary are parties to an insurance sharing agreement with respect to such reinsurance contracts (the "Insurance Sharing Agreement"). Under the terms of the Insurance Sharing Agreement, NL will reimburse the Tremont insurance subsidiary with respect to certain loss payments and reserves established by such Tremont subsidiary that
(a) arise out of claims against NL and its subsidiaries (the "NL Liabilities") and (b) are subject to payment by such Tremont subsidiary under its reinsurance contracts with the third-party insurance company. Also pursuant to the Insurance Sharing Agreement, the Tremont insurance subsidiary is to credit NL with respect to certain underwriting profits or recoveries that such Tremont subsidiary receives from independent reinsurers that relate to the NL Liabilities. As of December 31, 1996, NL had current accounts payable to such Tremont subsidiary of approximately $3.6 million with respect to such agreement.

     Other Certain NL Relationships and Transactions. For a discussion of certain other NL relationships and transactions, see "Certain Relationships and Transactions" in the Proxy Statement.

NL Compensation Committees' Report on Executive Compensation

     The following report is the same as the one that appears in the NL Proxy Statement. Accordingly, capitalized terms that appear in the following report have the same meanings given to such terms as in the NL Proxy Statement. Cross references appearing in the following report refer to sections of the NL Proxy Statement. A copy of the NL Proxy Statement can be obtained without charge by writing: Investor Relations Department, NL Industries, Inc., 16825 Northchase Drive, Suite 1200, Houston, Texas 77060.

     The Company's Management Development and Compensation Committee (the "MDC Committee") consists of, and the Stock-Based Compensation Committee ("SBC Committee" and collectively with the MDC Committee, the "Committees") during its existence consisted of, individuals who are neither officers nor employees of the Company or its subsidiaries and who are not eligible to participate in any of the employee benefit plans administered by such committees.

     The MDC Committee reviews and recommends executive officer compensation policies and practices. The MDC Committee was responsible for reviewing and approving all compensation actions during 1996, excluding stock-based compensation, involving the Company's executive officers. However, any action in connection with the Chief Executive Officer's (the "CEO") base salary is reviewed and approved by the Board after recommendation by the MDC Committee. In February 1996, the Board established the SBC Committee for the purpose of reviewing and approving all actions involving the grant of stock options, stock appreciation rights, and restricted stock awards under the Incentive Plan. The SBC Committee was responsible for reviewing and approving all stock-based compensation actions during 1996. See "Meetings and Committees."

     The Company's compensation system with respect to its executive officers, including the CEO, consists of three primary components: base salary, annual variable compensation pursuant to the Variable Compensation Plan, and the grant of stock options, restricted stock and/or stock appreciation rights pursuant to the Incentive Plan. Through the use of the foregoing, the Committees seek to achieve a balanced compensation package that will attract and retain high quality key executives, appropriately reflect each such executive officer's individual performance, contributions, and general market value, and provide further incentives to such officers to maximize annual operating performance and long-term shareholder value.

Base Salaries

     The MDC Committee reviews any recommendations of the CEO regarding changes in base salaries for executive officers. Such recommendations are made after the CEO's consultation with the Chairman of the Board. Reviews regarding changes in the base salaries of executive officers occur no more frequently than annually. When recommendations regarding changes in base salary levels are made by the CEO, the MDC Committee may take such actions, including any modifications, as it deems appropriate. The CEO's recommendations and the MDC Committee's actions in 1996 were based primarily on a subjective evaluation of past and potential future individual performance and contributions and alternative opportunities that might be available to the executives in question.

     The Committee also had available to it compensation data from companies employing executives in positions similar to those whose salaries were being reviewed as well as market conditions for executives in general with similar skills, background and performance levels, both inside and outside of the chemicals industry (such companies may include companies contained in the peer group index plotted on the Performance Graph following this report), and other companies with similar financial and business characteristics as the Company, or where the executive in question has similar responsibilities. In 1996, the MDC Committee approved a base annual salary increase for Ms. Alderton from $150,000 to $170,000 (on an annualized basis), for Mr. Garten from $225,000 to $250,000, and for Mr. Newkirk from $150,000 to $170,000 based on the considerations described in this paragraph. No action was taken with respect to the base salaries of any of the other executive officers of the Company, including the CEO.

Variable Compensation Plan

     Awards under the Variable Compensation Plan constitute a significant portion of an executive's potential annual cash compensation (between 0% and 150% of base salary for the CEO and the executive officers). Awards are based primarily on the applicable business segment achieving annual predetermined operating income goals and secondarily, with respect to certain of the executive officers, on individual performance. The Company's management makes recommendations to the Board regarding the operating income plan for the year after reviewing market conditions and the Company's operations, competitive position, marketing opportunities, and strategies for maximizing financial performance. The Board approves this recommendation with any modifications it deems appropriate. Based on the business plan for the year, the MDC Committee sets the Company's and its business segments' operating income goals at three levels which are designed to help focus the Company's executives on achieving superior annual operating results in light of existing conditions: a threshold level, which is the minimum operating income level for any award to be made under the Variable Compensation Plan (the "Minimum Level"), a target level (the "Target Level"), and a maximum level (the "Maximum Level"). The Variable Compensation Plan, in combination with base salary, is designed to result in executive officers and other eligible participants receiving annual cash compensation below competitive compensation levels if the Minimum Level is not achieved.

     Pursuant to the Variable Compensation Plan, if operating income is below the Minimum Level, no variable compensation is paid. If the Minimum Level is met, executive officers are eligible to receive variable compensation payments that in 1996 ranged between 14% and 60% of base salary, depending on the executive. If the Target Level is reached, the range of variable compensation payments is higher, and in 1996 ranged between 22% and 100% of base salary, depending on the executive. If the Maximum Level is reached or exceeded, executives are eligible to receive the highest variable compensation payments, and in 1996 the range of payments for which executive were eligible was between 35% and 150% of base salary, depending on the executive. In view of the achievement of operating income during 1995 above the Maximum Level, in 1996 the MDC Committee approved Maximum Level payments under the Variable Compensation Plan to the executive officers, including the CEO. Such awards to the CEO and the four other highest paid executive officers under the Variable Compensation Plan are reported in the bonus column in the Summary Compensation Table set forth above.

     Apart from the Variable Compensation Plan, the MDC Committee may award other bonuses as the MDC Committee deems appropriate from time to time under its
general authority or under a separate discretionary plan.   In addition, target
levels for operating income performance were utilized by the MDC Committee and the Board, as applicable, for determining the contributions by the Company to the accounts of eligible participants, including the CEO and the executive officers, under the Savings Plan, the Pension Plan, and the SERP. See "Pension Plan" above.

Stock-Based Compensation

     The Incentive Plan further supports the goal of maximizing long-term shareholder value by providing for stock-based compensation, the value of which is directly related to increases in shareholder value. Stock option grants, in particular, are considered a significant element of the Company's total compensation package for the CEO and the other executive officers of the Company. The Committees believe that compensation linked to stock price performance helps focus the executives' attention on management of the Company from the shareholders' perspective.

     Option grants are intended to provide incentives to increase shareholder value in the future and to reward past performance by the executive. In 1996, the SBC Committee reviewed recommendations by the CEO regarding option grants to executive officers other than the CEO. Options were granted to executive officers, including the CEO, in the SBC Committee's discretion based on a subjective evaluation regarding each executive's performance and responsibilities. In 1996, the SBC Committee included in its determination regarding the number of options to be granted to each executive officer, including the CEO, the amount and terms of options already held by such officers. Grants made in 1996 are reported in the Option Grants in Last Fiscal Year Table set forth above.

     To help assure a focus on long-term creation of shareholder value, the SBC Committee granted ten year options, which vest 40%, 60%, 80% and 100% on the second, third, fourth and fifth anniversary dates of the date of grant, respectively. In 1996 the SBC Committee granted options in three exercise price tranches. One-third of such options granted in 1996 are exercisable at the fair market value of the Common Stock on the date of grant. The remaining two-thirds of the options are exercisable at levels that are above the market price on the date of grant. See the Summary Compensation Table above. Although permitted under the Incentive Plan, the SBC Committee in 1996 did not make or recommend any grants of restricted stock, stock appreciation rights or other equity-based awards.

     To encourage growth in shareholder value, the MDC Committee believes that executives who are in a position to make a substantial contribution to the long-term success of the Company should have a significant stake in its ongoing success. In 1993, the MDC Committee established the following voluntary goals for minimum Common Stock ownership for executive officers to encourage executives to build their Common Stock ownership. Executives are encouraged to achieve these ownership goals over the next two years. The table also shows the year-end market value of the actual share ownership (excluding unexercised options) as a multiple of 1996 base salary.

                                            Year-End Market Value
                                            of Share Ownership as
                                             a Multiple of Base
                                                   Salary
                                           ----------------------
                                            Actual         Goal
                                           -------        ------
President and Chief Executive Officer.....   2.2X           4X
Executive Vice President..................   1.4X           3X
Vice Presidents:  Chief Financial Officer    2.1X           3X
          Controller......................   2.9X           2X
          General Counsel.................   1.9X           2X
          Treasurer.......................   2.5X           2X

Tax Code Limitation on Executive Compensation Deductions

     In 1993, Congress amended the Internal Revenue Code to impose a $1 million deduction limit on compensation paid to the CEO and the four other most highly compensated executive officers of public companies, subject to certain transition rules and exceptions for compensation received pursuant to non-discretionary performance-based plans approved by such company's shareholders. In 1996, the Board and the Company's shareholders approved amendments to the Company's Variable Compensation Plan and Incentive Plan which permit compensation paid or awards or grants made to executives pursuant to such plans to continue to qualify for deductibility by the Company.

     The foregoing report on executive compensation has been furnished by the Company's MDC Committee and SBC Committee of the Board of Directors.

                         Mr. Kenneth R. Peak (Chairman)
                         General Thomas P. Stafford (1)
                         Admiral Elmo R. Zumwalt, Jr.


(1)  Member of the SBC Committee only.


                                   APPENDIX B


                                  VALHI, INC.
                1987 STOCK OPTION-STOCK APPRECIATION RIGHTS PLAN
                  AMENDED AND RESTATED AS OF FEBRUARY 13, 1997


     SECTION 1 Title and Purpose. The plan described herein, as amended and restated, shall be known as the "Valhi, Inc. 1987 Stock Option-Stock Appreciation Rights Plan" (the "Plan"). The purpose of the Plan is to advance the interests of Valhi, Inc. ("Valhi") and any parent or subsidiary corporation of Valhi (together with Valhi referred to collectively as the "Company") by strengthening the Company's ability to attract and retain individuals of training, experience and ability in the employ of, or providing services to, the Company and to furnish additional incentive to such key individuals to promote the Company's financial success. The Plan will be effected through the granting of stock options and/or stock appreciation rights as herein provided, which stock options, it is intended, may constitute "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") or stock options which do not constitute ISOs or as other options ("non-qualified stock options" or "NSOs") (ISOs and NSOs being collectively referred to as "Stock Options"), as specified by the Committee (as defined in Section 4 below). Stock Options granted under the Plan may be accompanied by stock appreciation rights ("Stock Rights") as hereinafter set forth. The Plan may also be effected through the awarding of restricted stock ("Restricted Stock Awards" or "Restricted Stock") to key individuals. As used herein "subsidiary corporation" and "parent corporation" shall have the same meaning as such terms are defined in Code Section 424.


     SECTION 2 Shares of Stock Subject to the Plan. Stock which may be issued pursuant to Stock Options, Stock Rights and/or Restricted Stock Awards, granted from time to time under the Plan, shall not exceed in the aggregate 9,000,000 shares of Valhi common stock, $0.01 par value (the "Common Stock") (subject to adjustment as provided in Section 16). The underlying shares issuable pursuant to grants in any single fiscal year, of Stock Options, Stock Rights and/or Restricted Stock Awards to a particular individual shall not exceed 1,000,000 shares of Common Stock. It is contemplated that the shares to be issued under the Plan will be approved for listing by each securities exchange on which shares of Common Stock are then listed.

     In the event that any outstanding Stock Option granted under the Plan for any reason expires or is terminated without having been exercised in full or surrendered in full in connection with the exercise of Stock Rights, or any shares awarded as Restricted Stock are forfeited, the shares of Common Stock allocable to the unexercised portion of such Stock Option or Stock Right or forfeited portion of such Restricted Stock Award shall (unless the Plan shall have been terminated) become available for subsequent grants of Stock Options, Stock Rights and/or Restricted Stock Awards under the Plan.

     SECTION 3 Eligibility. Stock Options, Stock Rights and/or Restricted Stock Awards may be granted to key individuals employed by, or performing services for, the Company (including directors of the Company who are not employees of the Company) by the Committee (as defined in Section 4 below). In determining the key individuals to whom Stock Options, Stock Rights and/or Restricted Stock Awards will be granted and the number of shares to be covered by each, the Committee shall take into account the duties of the respective individuals, their present and potential contributions to the success of the Company, the anticipated number of years of effective service remaining, and such other factors as they shall deem relevant in connection with accomplishing the purposes of the Plan. ISOs may be granted only to employees of the Company. An employee owning stock possessing more than 10 percent of the total combined voting power or value of all classes of stock of Valhi or any parent or subsidiary corporation ("Ten Percent Stockholder") is not eligible to receive an ISO unless the option price is at least 110 percent of the fair market value of the Common Stock at the time the ISO is granted and the ISO option by its terms is not exercisable more than 5 years from the date it is granted. Restricted Stock Awards and Common Stock which a grantee may purchase under outstanding Stock Options shall be treated as stock owned by such grantee for purposes of this calculation.

     SECTION 4 Administration of the Plan. The Plan shall be administered by the Management Development and Compensation Committee (the "Committee") consisting of two or more individuals appointed by the board of directors of Valhi (the "Board of Directors"). The membership of the Committee or any successor committee (i) shall consist of "nonemployee directors" as defined in Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor rule (the "Rule"), and meet any other applicable requirements so as to comply at all times with the applicable requirements of the Rule, (ii) shall consist of "outside directors" (as defined in Regulation Section 1.162-27(e)(3)(i) or any successor regulation promulgated by the Department of Treasury under the Code) and meet any other applicable requirements so as to comply at all times with the applicable requirements of Section 162(m) of the Code or any successor section, and (iii) shall meet any applicable requirements of any stock exchange or other market quotation system on which shares of Common Stock are listed. One of the members of the Committee shall be designated as its chairman and the Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum. All action of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by a majority of the members of the Committee and any action so taken shall be fully effective as if it had been taken by a vote of a majority of the members of the Committee at a meeting duly called and held. The Committee may appoint a secretary, keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

     SECTION 5 Powers of the Committee. The Committee shall have full power and authority to determine the "key individuals" of the Company to whom Stock Options, Stock Rights and/or Restricted Stock Awards shall be granted, the number of shares to be covered, the term period of each, the time or times at which Stock Options, Stock Rights or Restricted Stock Awards shall be granted, provided, with respect to ISOs, the term and the time are permitted by Section 422 of the Code, and to prescribe, amend, and rescind rules and regulations relating to the Plan. Except as otherwise expressly provided in the Plan, the Committee shall also have the power to determine, at the time of the grant of each Stock Option, Stock Right or Restricted Stock Award or subsequently if permitted by the Plan, all terms and conditions governing the rights and obligations of the key employee with respect to such Stock Option, Stock Right or Restricted Stock Award, including but not limited to: (a) the exercise price or the method by which the exercise price shall be determined for the Stock Option or Stock Right; (b) the length of the period during which the Stock Option or Stock Right may be exercised and any limitations on the number of shares purchasable with the Stock Option at any given time during such period;
(c) the time at which the Stock Option or Stock Right may be exercised; (d) any conditions precedent to be satisfied before the Stock Option or Stock Right may be exercised; (e) the date on which the restriction period of any Restricted Stock shall lapse; and (f) any restrictions on resale of any Restricted Stock, any shares purchased upon exercise of a Stock Option or any shares received upon exercise of a Stock Right. The Committee shall also have full and final authority: (i) to prescribe the form of each agreement evidencing Stock Options and Stock Rights (the "Stock Option-Stock Appreciation Rights Agreement") and Restricted Stock Awards (the "Restricted Stock Agreement"), which agreements need not be identical for each grantee but shall be consistent with the Plan;
(ii) to adopt, amend and rescind such rules and regulations as may be advisable in the opinion of the Committee to administer the Plan; (iii) to amend the terms of any Stock Option or Stock Right in any manner the Committee could have determined at the time the Stock Option or Stock Right was granted, including the acceleration of the time at which the Stock Option or Stock Right may be vested or exercised, and to remove any or all of the restrictions on any Restricted Stock; (iv) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, including any correction or amendment which in the judgment of the Committee is necessary to ensure compliance with the requirements of the Rule; and (v) to construe and interpret the Plan and any Stock Option - Stock Appreciation Rights Agreements and Restricted Stock Agreements thereunder and any rules and regulations relating thereto, and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee shall not possess any authority, the possession or exercise of which would cause an ISO granted hereunder to be disqualified as such under the Code.

     SECTION 6 Liability of the Committee. In addition to such other rights of indemnification as they may have as directors of Valhi or as members of the Committee or otherwise, members of the Committee shall be indemnified by Valhi as and to the fullest extent permitted by law, including without limitation, indemnification against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Stock Options, Stock Rights or Restricted Stock Awards granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by Valhi), or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence, bad faith or misconduct in his duties.

     SECTION 7 Price of Stock Options. The purchase price of the shares of Common Stock which shall be covered by each NSO shall be established by the Committee at the time of granting the NSO, but at no time shall such a grant be less than 85% of the fair market value of the Common Stock as defined in this
Section 7 at the time of such grant. The purchase price of the shares of Common Stock which shall be covered by each ISO shall be no less than the fair market value of the Common Stock at the time of granting the ISO. In the event that any ISO is granted to a Ten Percent Stockholder, the price at which shares of Common Stock shall be purchasable under such ISO shall not be less than 110 percent of the fair market value of such shares at the time of the grant. If the primary market for the Common Stock is a national securities exchange, the NASDAQ National Market System, or other market quotation system in which last sale transactions are reported on a contemporaneous basis, such fair market value shall be deemed to be the last reported sale price of the Common Stock on such exchange or in such quotation system on the day as of which the option shall be granted, or, if there shall not have been a sale on such exchange or reported through such system on such trading day, the closing or last bid quotation therefor on such exchange or quotation system on such trading day. If the primary market for the Common Stock is not such an exchange or quotation market in which transactions are contemporaneously reported, such fair market value shall be deemed to be the closing or last bid quotation in the over-the-counter market on such trading day as reported by the National Association of Securities Dealers through NASDAQ, its automated system for reporting quotations, or its successor or such other generally accepted source of publicly reported bid quotations as the Company may reasonably designate on the day as of which the option shall be granted. In all other cases, such fair market value shall be determined in good faith by the Committee as of the day the option is granted. If the price so determined shall include a fraction of a cent, it shall be rounded up to the next full cent.

     SECTION 8 Medium and Time of Payment Upon Exercise of Stock Options. The purchase price payable upon the exercise of a Stock Option shall be payable at the time of such exercise and may be paid in cash, by check, with shares of Common Stock, or in any combination thereof. For purposes of making such payment in shares of Common Stock, such shares shall be valued at their fair market value as provided in Section 7 on the day of exercise of the Stock Option and shall have been held by the grantee for a period of at least six (6) months.

     SECTION 9 Limitation on Grant of ISOs. The aggregate fair market value (determined as of the time the ISO is granted) of the shares with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (under all such plans of the Company) shall not exceed $100,000.

     SECTION 10 Maximum Term of Stock Option or Stock Right. The period during which each Stock Option or Stock Right granted hereunder may be exercised will be determined by the Committee in each case; provided, however, that no Stock Option or Stock Right shall by its terms be exercisable after the expiration of 10 years from the date such Stock Option or Stock Right is granted. In the event that any ISO is granted to a Ten Percent Stockholder the maximum expiration period described above shall be reduced to 5 years from the date the ISO is granted.


     SECTION 11 Limitations on Right to Exercise. The exercisability of Stock Options or Stock Rights granted under the Plan shall be subject to such restrictions as the Committee may impose, which restrictions may differ with respect to each grantee and which may be included in a Stock Option - Stock Appreciation Rights Agreement or which the Committee may otherwise inform the grantee. Absence or leave approved by the Company, to the extent permitted by the applicable provisions of the Code, shall not be considered an interruption of employment for any purpose under the Plan. The exercise of any Stock Option or Stock Right granted under the Plan will be contingent upon the advice of counsel to the Company that such shares have been duly registered or are exempt from registration under the applicable securities laws, and upon receipt by the Committee of cash, check, Common Stock or combination thereof in payment of the full purchase price of such shares. Except upon the issuance of shares of Common Stock upon the exercise of a Stock Option or Stock Right, the holder of a Stock Option or Stock Right shall not have any of the rights of a stockholder with respect to the shares covered by the Stock Option or Stock Right.

     SECTION 12  Award of Stock Rights.

          (a) Stock Rights may be granted to such key individuals holding Stock Options granted under the Plan as the Committee may select and upon such terms and conditions as the Committee may prescribe. Each Stock Right shall relate to a specific Stock Option granted and may be granted concurrently with the Stock Option to which it relates or at any time prior to the exercise, expiration or termination of such Stock Option (except as otherwise provided in Section 19 hereof). A Stock Right shall entitle the grantee, subject to the provisions of the Plan and the related Stock Option-Stock Appreciation Rights Agreement, to receive from the Company an amount equal to the excess of the fair market value, on the exercise date, of the number of shares of Common Stock for which the Stock Right is exercised over the purchase price for such shares of Common Stock under the related Stock Option. For this purpose, such fair market value shall be determined as provided in Section 7 on the close of business on the day of exercise.

          (b) A Stock Right shall be exercisable on such dates or during such periods as may be determined by the Committee from time to time, except that in no event shall such right be exercisable when the related Stock Option is not eligible to be exercised or when the fair market value per share of the Common Stock on the exercise date does not exceed the exercise price per share of the related Stock Option.

          (c) A Stock Right may be exercised only upon surrender of the related Stock Option by the grantee which shall be terminated to the extent of the number of shares for which the Stock Right is exercised. Shares covered by such a terminated Stock Option or portion thereof granted under the Plan shall not be available for further grants under the Plan.

          (d) The amount payable by the Company upon exercise of a Stock Right may be paid in cash, in shares of Common Stock (valued at their fair market value on the exercise date determined as provided in Section 7) or in any combination thereof as the Committee shall determine from time to time. No fractional shares shall be issued and the grantee shall receive cash in lieu thereof.

          (e) The Committee may impose any other conditions upon the exercise of a Stock Right, which conditions may include a condition that the Stock Right may be exercised only in accordance with rules and regulations adopted by the Committee from time to time. Such rules and regulations may govern the right to exercise Stock Rights granted prior to the adoption or amendment of such rules and regulations as well as Stock Rights granted thereafter.

          (f) The Committee may at any time amend, terminate or suspend any Stock Right theretofore granted under the Plan, provided that the terms of any Stock Right after any amendment shall conform to the provisions of the Plan. A Stock Right shall terminate upon the termination or expiration of the related Stock Option.

          (g) Notwithstanding the provisions of this Section 12, a Stock Right may not be exercised until the expiration of six (6) months from the date of grant of such Stock Right unless, prior to the expiration of such six
     (6) month period, the holder of such Stock Right ceases to be an employee of the Company by reason of such holder's retirement, death or disability.

          (h) The Company intends that this Section 12 shall comply with the requirements of the Rule during the term of the Plan. Should any provision of this Section 12 not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary for this Section 12 to comply with the requirements of the Rule, the Board of Directors may amend the Plan to add or to modify the provisions of the Plan accordingly.

     SECTION 13  Award of Restricted Stock.

          (a) The Committee shall have the authority (i) to grant Restricted Stock Awards, (ii) to issue or transfer Restricted Stock and (iii) to establish terms, conditions and restrictions in connection with the issuance or transfer of Restricted Stock.

          (b) The grantee of a Restricted Stock Award shall execute and deliver to the Committee a Restricted Stock Agreement satisfactory to the Committee with respect to the Restricted Stock covered by such agreement as well as any other documents that the Committee may require in connection with the Restricted Stock Award. The Committee shall then cause stock certificates registered in the name of the grantee to be issued and deposited, together with the related Restricted Stock Agreement, with an escrow agent to be designated by the Committee, which may be the Company.

          (c) Restricted Stock Awards shall be subject to such restrictions as the Committee may impose, which may differ with respect to each grantee and which restrictions may be included in a Restricted Stock Agreement or which the Committee may otherwise inform the grantee.

          (d) The restriction period of Restricted Stock shall commence on the date of grant and, unless otherwise established by the Committee in the Restricted Stock Agreement setting forth the terms of the Restricted Stock Award, shall expire five years from the date of grant.

          (e) Subject to Section 21 and any requirement imposed by the Committee in a Restricted Stock Agreement, or otherwise, at the expiration of a restriction period and at the written request of a grantee, a stock certificate evidencing the Restricted Stock with respect to which a restriction period has expired (to the nearest full share) shall be delivered without charge to the grantee, or his personal representative, free of all restrictions under the Plan.

     SECTION 14 Limitations on Transfer. Except as may be approved by the Committee, no Stock Option, Stock Right or Restricted Stock Award granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and no Stock Option or Stock Right granted under the Plan may be exercised by any person other than the person to whom the Stock Option or Stock Right shall initially have been granted during the lifetime of such original grantee (other than the person's guardian or legal representative). If the original grantee has not transferred his Stock Option, Stock Right or Restricted Stock Award granted under the Plan in a transfer approved by the Committee and after the death of such original grantee, the "holder" of such Stock Option, Stock Right or Restricted Stock Award granted under the Plan shall be deemed to be the person to whom the original grantee's rights shall pass under the original grantee's will or under the laws of descent and distribution. In no event, however, shall an ISO be transferable other than by will or the laws of descent and distribution and during the lifetime of a grantee of an ISO, such ISO shall be exercisable only by such grantee.

     SECTION 15 No Right to Employment Conferred. Nothing in the Plan or in any Stock Option-Stock Appreciation Rights Agreement or Restricted Stock Agreement shall confer upon any individual any right to continue in the employ of, or provide services to, the Company or interfere in any way with the right of the Company to terminate such individual's employment or services at any time.

     SECTION 16  Adjustments.

          (a) In the event the outstanding shares of Common Stock, as constituted from time to time, shall be changed as a result of a stock dividend or stock split or other change in the capitalization of the Company or a combination, merger, or reorganization of the Company into or with any other corporation, or any other transaction with similar effects, there then shall be substituted for each share of Common Stock theretofore subject, or which may become subject, to issuance or transfer under the Plan, the number and kind of shares of Common Stock or other securities or other property as are equitably determined by the Committee. In the event of an equity restructuring transaction such as a spin-off or recapitalization through an extraordinary, special and nonrecurring dividend, or other distribution (including any distribution of shares of stock of any subsidiary or other property to holders of shares of Common Stock) or transactions with similar effects, the Committee shall make such adjustments to the number of shares issuable pursuant to, and/or exercise price per share of, any Stock Option or Stock Right theretofore granted and whether or not then exercisable as are equitably determined by the Committee. Notwithstanding any other provision contained herein, the Committee shall make such other equitable adjustments to any outstanding Stock Options, Stock Rights and/or Restricted Stock Awards granted pursuant to the Plan as the Committee determines appropriate. Each adjustment made pursuant to this Section 16 shall be made with a view toward preserving the value the affected Stock Option, Stock Right or Restricted Stock Award had prior to the event or transaction giving cause to such adjustment.

          (b) In the event of any change in applicable laws or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or other property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of any outstanding Stock Option, Stock Right or Restricted Stock Award, such adjustment shall be made in accordance with such determination. Any adjustment of an ISO under this paragraph shall be made only to the extent it does not constitute a "modification" within the meaning of Section 424(h)(3) of the Code. The Committee shall give notice to each grantee of any adjustment made under the Plan and, upon such notice, such adjustment shall be effective and binding for all purposes of the Plan.

     SECTION 17 Stockholder Approval. The Plan is expressly made subject to the approval by the holders of a majority of the issued and outstanding shares of Valhi entitled to vote at a meeting of stockholders of Valhi (the "Stockholders") duly called in accordance with applicable law. If the Plan is not so approved within one year after its adoption by the Board of Directors, the Plan shall not come into effect, and any Stock Option, Stock Right or Restricted Stock Award granted pursuant hereto shall terminate and end. No option or right granted hereunder shall be exercisable nor restricted stock vest unless and until such Stockholder approval is obtained and unless and until such further Stockholder approval required pursuant to Section 19 is obtained.

     SECTION 18 Time of Granting Stock Options, Stock Rights or Restricted Stock Awards. Neither anything contained in the Plan nor in any resolutions adopted or to be adopted by the Board of Directors or the Stockholders nor any action taken by the Committee shall constitute the granting of any Stock Option, Stock Right or Restricted Stock Award. The granting of a Stock Option, Stock Right or Restricted Stock Award shall take place only when a written Stock Option-Stock Appreciation Rights Agreement or Restricted Stock Agreement shall have been duly executed and delivered by the Company and the grantee.

     SECTION 19 Termination and Amendment of the Plan. The Plan shall terminate on the earlier of (i) ten years from the date the Plan is adopted by the Board of Directors or by the Stockholders, whichever is earlier, or (ii) such time as a new stock option-stock appreciation rights and restricted stock plan is adopted by the Board of Directors in replacement of the Plan. No Stock Option, Stock Right or Restricted Stock Award shall be granted under the Plan after its termination date, but the termination of the Plan shall not adversely affect any Stock Option, Stock Right or Restricted Stock Award theretofore granted under the Plan. Subject to the foregoing, the Plan may at any time or from time to time be terminated, modified or amended by (1) the Board of Directors and (2), if and to the extent that Stockholder approval is required under Section 422 of the Code or by any securities exchange on which the shares of Common Stock are then listed, or if directed by the Board of Directors, by the Stockholders.

     SECTION 20 Plan Provisions Control Terms of Agreement. The terms of the Plan shall govern all Stock Options, Stock Rights or Restricted Stock Awards granted under the Plan and in no event shall the Committee have the power to grant any Stock Option, Stock Right or Restricted Stock Award under the Plan which is contrary to any of the provisions of the Plan.

     SECTION 21 Agreement by Grantee Regarding Withholding Taxes. If the Committee shall so require, as a condition of exercise of each Stock Option or Stock Right and vesting of each Restricted Stock Award, each grantee shall agree that:

          (a) no later than the date of exercise of any Stock Option or Stock Right granted hereunder, the grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any Federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Stock Option or Stock Right;

          (b) no later than the date of expiration of a restrictive period of any Restricted Stock Award granted hereunder, the grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any Federal, state or local taxes of any kind required by law to be withheld upon the vesting of such Restricted Stock; and

          (c) the Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to the grantee, Federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Stock Option or Stock Right or vesting of such Restricted Stock.

     SECTION 22 Effective Date of Plan. The Plan is effective as of May 28, 1987. The Plan, as amended and restated, as of December 4, 1990, shall be effective as of December 4, 1990; the Plan, as amended and restated as of January 28, 1991, shall be effective as of January 28, 1991; the Plan, as amended and restated as of February 18, 1992, shall be effective as of February 18, 1992; the Plan, as amended and restated as of March 10, 1994, shall be effective as of March 10, 1994; the Plan, as amended and restated as of November 10, 1994, shall be effective as of November 10, 1994; and the Plan, as amended and restated as of February 13, 1997, shall be effective as of February 13, 1997.


                              W I T N E S S E T H:

     Pursuant to the authority granted to the undersigned by the Board of Directors of Valhi, Inc., the amended and restated Valhi, Inc. 1987 Stock Option
- Stock Appreciation Rights Plan attached hereto be, and it hereby is, adopted effective as of February 13, 1997.

     Dated as of this 13th day of February, 1997.


                                Valhi, Inc.



                                By: /s/ Harold C. Simmons
                                    ----------------------------
                                    Harold C. Simmons, Chairman of the Board,
                                    President and Chief Executive Officer


Attest:

/s/ Steven L. Watson
---------------------------
Steven L. Watson, Secretary


                                   APPENDIX C

                                  VALHI, INC.

                         1997 Long-Term Incentive Plan

     Section 1. Purpose. The purpose of this Plan is to advance the interests of Valhi and its stockholders by providing incentives to certain Eligible Persons who contribute significantly to the strategic and long-term performance objectives and growth of the Company.

     Section 2. Definitions. The following terms shall have the meaning indicated:

          (a)  "Actual Value" has the meaning set forth in Section 9.

          (b) "Associated Award" shall mean an Award granted concurrently or subsequently in conjunction with another Award.

          (c) "Award" shall mean an award of rights to an Eligible Person under this Plan.

          (d)  "Award Period" has the meaning set forth in subsection 9(b).

          (e)  "Beneficiary" has the meaning set forth in Section 16.

          (f)  "Board" shall mean the board of directors of Valhi.

          (g) "Code" shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time, and the rules and regulations promulgated thereunder, as they may exist or may be amended from time to time.

          (h) "Committee" shall mean a committee of the Board, if any, designated by the Board to administer this Plan that is comprised of not fewer than two directors and shall initially mean the Management, Development & Compensation Committee of the Board. The membership of the Committee or any successor committee (i) shall consist of "nonemployee directors" (as defined in Rule 16b-3) and meet any other applicable requirements so as to comply at all times with the applicable requirements of Rule 16b-3, (ii) shall consist of "outside directors" (as defined in Treasury Regulation Section1.162-27(e)(3)(i) or any successor regulation) and meet any other applicable requirements so as to comply at all times with the applicable requirements of Section 162(m) and (iii) shall meet any applicable requirements of any stock exchange or other market quotation system on which Common Shares are listed. References to the Committee hereunder shall include the Board or the Designated Administrator where appropriate.

          (i)  "Company" shall mean Valhi and any parent or subsidiary of Valhi.

          (j) "Common Shares" shall mean shares of common stock, par value $0.01 per share, of Valhi and stock of any other class into which such shares may thereafter be changed.

          (k)  "Designated Administrator" has the meaning set forth in Section
     3.

          (l) "Effective Date" shall mean the date the Board adopts this Plan (which adoption date may be a date subsequent to the date of the actual action taken by the Board if the Board action sets forth such subsequent adoption date).

          (m) "Eligible Person(s)" shall mean those persons who are key employees of the Company or other key individuals who perform services for the Company, including, without limitation, directors who are not employees of the Company.

          (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as it now exists or may be amended from time to time, and the rules promulgated thereunder, as they may exist or may be amended from time to time.

          (o) "Fair Market Value" shall mean such value rounded up to the nearest cent as determined by the Committee in accordance with applicable law.

          (p) "Incentive Stock Option" shall mean a Stock Option that is an incentive stock option as defined in Section 422 of the Code. Incentive Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

          (q)  "Maximum Value" has the meaning set forth in subsection 9(a).

          (r) "Nonqualified Stock Option" shall mean a Stock Option that is not an incentive stock option as defined in Section 422 of the Code. Nonqualified Stock Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

          (s) "Other Valhi Securities" shall mean Valhi securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property) other than Common Shares.

          (t) "Participant" shall mean an Eligible Person to whom an Award has been granted under this Plan.

          (u) "Performance Grant" shall mean an Award subject, in part, to the terms, conditions and restrictions described in Section 9, pursuant to which the recipient may become entitled to receive cash, Common Shares, Other Valhi Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

          (v)  "Plan" shall mean this Valhi, Inc. 1997 Long-Term Incentive Plan.

          (w) "Purchased Option" shall mean a Stock Option that is sold to an Eligible Person at a price determined by the Committee. Purchase Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

          (x)  "Restricted Period" has the meaning set forth in subsection 8(b).

          (y) "Restricted Stock" shall mean an Award of Common Shares that are issued subject, in part, to the terms, conditions and restrictions described in Section 8.

          (z) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and any successor rule.

          (aa) "Section 162(m)" shall mean Section162(m) of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

          (bb) "Stock Appreciation Right" shall mean an Award of a right to receive (without payment to Valhi) cash, Common Shares, Other Valhi Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject, in part, to the terms, conditions and restrictions described in Section 7.

          (cc) "Stock Option" shall mean an Award of a right to purchase Common Shares. The term Stock Option shall include Nonqualified Stock Options, Incentive Stock Options and Purchased Options.

          (dd) "Ten Percent Employee" shall mean an employee of the Company who owns stock representing more than ten percent of the voting power of all classes of stock of Valhi or any parent or subsidiary of Valhi.

          (ee) "Treasury Regulation" shall mean a final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulation.

          (ff) "Valhi" shall mean Valhi, Inc., a Delaware corporation.

     Section 3. Administration. Unless the Board shall designate itself or a Designated Administrator to administer this Plan, this Plan shall be administered by the Committee. If at any time Rule 16b-3 so permits without adversely affecting the ability of Awards to executive officers of Valhi to comply with the conditions for Rule 16b-3 or Section 162(m), the Committee may delegate the administration of this Plan and any of its power and authority in whole or in part, on such terms and conditions, and to such person or persons as it may determine in its discretion (a "Designated Administrator").

     The Committee has all the powers vested in it by the terms of this Plan, such powers to include exclusive authority to select the Eligible Persons to be granted Awards under this Plan, to determine the type, size and terms of the Award to be made to each Eligible Person selected, to modify the terms of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to Eligible Persons located outside the United States and to prescribe the form of the agreements embodying Awards made under this Plan. The Committee is authorized to interpret this Plan and the Awards granted under this Plan, to establish, amend and rescind any rules and regulations relating to this Plan, and to make any other determinations that it deems necessary or desirable for the administration of this Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Participants.

     No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under this Plan, except for his own willful misconduct or as expressly provided by statute. In addition to all other rights of indemnification and reimbursement to which a member of the Committee and an officer of the Company may be entitled, the Company shall indemnify and hold harmless each such member or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding or suit in connection with the performance of duties under this Plan against expenses (including reasonable attorneys' fees), judgments, fines, liabilities, losses and amounts paid in settlement actually and reasonably incurred by him in connection with such proceeding or suit, except for his own willful misconduct or as expressly provided otherwise by statute. Expenses (including reasonable attorneys' fees) incurred by a such a member or officer in defending any such proceeding or suit shall be paid by the Company in advance of the final disposition of such proceeding or suit upon receipt of a written affirmation by such member or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of such member or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this Section.

     Section 4. Participation. Consistent with the purposes of this Plan, the Committee shall have exclusive power to select the Eligible Persons who may participate in this Plan and be granted Awards under this Plan. Eligible Persons may be selected individually or by groups or categories, as determined by the Committee in its discretion.

     Section 5.  Awards under this Plan.

          (a) Types of Awards. Awards under this Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Grants and (v) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of this Plan (including, but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to Participants who are foreign nationals or are employed or performing services outside the United States).

          (b) Maximum Number of Shares that May be Issued. There may be issued under this Plan (as Restricted Stock, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 5,000,000 Common Shares, subject to adjustment as provided in Section 15. No Eligible Person may receive Awards under this Plan for more than 1,000,000 Common Shares in any one fiscal year of Valhi, subject to adjustment as provided in Section 15. Common Shares issued pursuant to this Plan may be either authorized but unissued shares, treasury shares, reacquired shares or any combination thereof. If any Common Shares issued as Restricted Stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights or, if any Award is canceled, terminates or expires unexercised, any Common Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards.

          (c)  Rights with Respect to Common Shares and Other Securities.
     Except as provided in subsection 8(c) with respect to Awards of Restricted Stock and unless otherwise determined by the Committee in its discretion, a Participant to whom an Award is made (and any person succeeding to such a Participant's rights pursuant to this Plan) shall have no rights as a stockholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Common Shares or other instrument of ownership, if any. Except as provided in Section 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued. In all events, a Participant with whom an Award agreement is made to issue Common Shares in the future, shall have no rights as a stockholder with respect to Common Shares related to such agreement until issuance to him of a stock certificate representing such shares.

     Section 6. Stock Options. The Committee may sell Purchased Options or grant other Stock Options either alone, or in conjunction with Associated Awards, either at the time of grant or by amendment thereafter; provided that an Incentive Stock Option may be granted only to Eligible Persons who are employees of the Company and have an Associated Award only to the extent that such Associated Award does not disqualify the Incentive Stock Option's status as such under the Code. Each Stock Option granted or sold under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

          (a) The exercise price of a Stock Option may be less than, equal to, or greater than, the Fair Market Value of the Common Shares subject to such Stock Option at the time the Stock Option is granted, as determined by the Committee; provided, however, that in the case of an Incentive Stock Option granted to an employee of the Company, the exercise price shall not be less than the Fair Market Value of the Common Shares subject to such Stock Option at the time the Stock Option is granted, or if granted to a Ten Percent Employee, such exercise price shall not be less than 110% of such Fair Market Value at the time the Stock Option is granted. In no event, however, will the exercise price per share of a Stock Option be less than the par value per share of a Common Share.

          (b) The Committee shall determine the number of Common Shares to be subject to each Stock Option. In the case of a Stock Option awarded in conjunction with an Associated Award, the number of Common Shares subject to an outstanding Stock Option may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

          (c) Any Stock Option may be exercised during its term only at such time or times and in such installments as the Committee may establish.

          (d)  A Stock Option shall not be exercisable:

               (i) in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Stock Option, after the expiration of ten years from the date it is granted; and

               (ii) unless payment in full is made for the shares being acquired thereunder at the time of exercise as provided in subsection 6(i).

          (e) The Committee shall determine in its discretion and specify in each agreement embodying a Stock Option the effect, if any, the termination of the Participant's employment with or performance of services for the Company shall have on the exercisability of the Stock Option; provided, however, that an Incentive Stock Option shall not be exercisable at a time that is beyond the time an Incentive Stock Option may be exercised in order to qualify as such under the Code.

          (f) In the case of an Incentive Stock Option, the amount of the aggregate Fair Market Value of Common Shares (determined at the time of grant of the Stock Option) with respect to which incentive stock options are exercisable for the first time by an employee of the Company during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

          (g) It is the intent of Valhi that Nonqualified Stock Options granted under this Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under this Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent.

          (h) A Purchased Option may contain such additional terms not inconsistent with this Plan, including but not limited to the circumstances under which the purchase price of such Purchased Option may be returned to the holder of the Purchased Option, as the Committee may determine in its sole discretion.

          (i) For purposes of payments made to exercise Stock Options, such payment shall be made in such form (including, but not limited to, cash, Common Shares, the surrender of another outstanding Award under this Plan or any combination thereof) as the Committee may determine in its discretion; provided, however, that for purposes of making such payment in Common Shares, such shares shall be valued at their Fair Market Value on the day of exercise and shall have been held by the Participant for a period of at least six (6) months.

          Section 7. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Associated Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

          (a) The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights. In the case of an Award of Stock Appreciation Rights awarded in conjunction with an Associated Award, the number of Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

          (b)  The Award of Stock Appreciation Rights shall not be exercisable:

               (i) unless the Associated Award, if any, is at the time exercisable;

               (ii) if the Associated Award is a Stock Option and the Fair Market Value per share of the Common Shares on the exercise date does not exceed the exercise price per share of such Stock Option; or

               (iii) if the Associated Award is an Incentive Stock Option and the exercise of the Award of Stock Appreciation Rights would disqualify the Incentive Stock Option as such under the Code.

          (c) The Committee shall determine in its discretion and specify in each agreement embodying an Award of Stock Appreciation Rights the effect, if any, the termination of the Participant's employment with or performance of services for the Company shall have on the exercisability of the Award of Stock Appreciation Rights.

          (d) An Award of Stock Appreciation Rights shall entitle the holder to exercise such Award or to surrender unexercised an Associated Award (or any portion of such Associated Award) to Valhi and to receive from Valhi in exchange thereof, without payment to Valhi, that number of Common Shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the Fair Market Value of one share, at the time of such exercise, over the exercise price, times the number of shares subject to the Award or the Associated Award, or portion thereof, that is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Valhi Securities or property, or other forms of payment or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right.

          (e) A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Stock Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subsection 7(d) hereof.

     Section 8. Restricted Stock. The Committee may grant Awards of Restricted Stock either alone, or in conjunction with Associated Awards, either at the time of grant or by amendment thereafter. Each Award of Restricted Stock under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions as the Committee, in its discretion, shall establish.

          (a) The Committee shall determine the number of Common Shares to be issued to a Participant pursuant to the Award of Restricted Stock, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

          (b) Until the expiration of such period as the Committee shall determine from the date on which the Award is granted and subject to such other terms and conditions as the Committee in its discretion shall establish (the "Restricted Period"), a Participant to whom an Award of Restricted Stock is made shall be issued, but shall not be entitled to the delivery of, a stock certificate representing the Common Shares subject to such Award.

          (c) Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant's rights pursuant to this Plan) shall have, after issuance of a certificate for the number of Common Shares awarded and prior to the expiration of the Restricted Period, ownership of such Common Shares, including the right to vote such Common Shares and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Valhi Securities or property, or other forms of consideration that the Participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of Valhi, shall be subject to the restrictions hereinafter described as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to this Plan.

          (d) The Committee shall determine in its discretion and specify in each agreement embodying an Award of Restricted Stock the effect, if any, the termination of the Participant's employment with or performance of services for the Company during the Restricted Period shall have on such Award of Restricted Stock.

     Section 9. Performance Grants. The Committee may grant Awards of Performance Grants either alone, or in conjunction with Associated Awards, either at the time of grant or by amendment thereafter. The Award of a Performance Grant to a Participant will entitle him to receive a specified amount determined by the Committee (the "Actual Value"), if the terms and conditions specified in this Plan and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the applicable terms and conditions of this Section and this Plan, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Common Shares, Other Valhi Securities or property, or other forms of payment, or any combination thereof, issued with respect to the Performance Grant, as the Committee, in its discretion, shall establish, and shall be embodied in an agreement in such form and substance as is determined by the Committee.

          (a) The Committee shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award and whether or not such a Performance Grant is granted in conjunction with an Associated Award. As determined by the Committee, the maximum value of each Performance Grant (the "Maximum Value") shall be: (i) an amount fixed by the Committee at the time the Award is made or amended thereafter,
     (ii) an amount that varies from time to time based in whole or in part on the then current value of the Common Shares, Other Valhi Securities or property, or other securities or property, or any combination thereof or
     (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Committee.

          (b) The award period ("Award Period") related to any Performance Grant shall be a period determined by the Committee. At the time each Award is made, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company or one or more of its divisions or units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices or any combination thereof.
     The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

          (c) The Committee shall determine in its discretion and specify in each agreement embodying a Performance Grant the effect, if any, the termination of the Participant's employment with or performance of services for the Company during the Award Period shall have on such Performance Grant.

          (d) The Committee shall determine whether the conditions of a Performance Grant have been met and, if so, shall ascertain the Actual Value of the Performance Grant. If the Performance Grant has no Actual Value, the Award and such Performance Grant shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Grant has any Actual Value and:

               (i) was not awarded in conjunction with an Associated Award, the Committee shall cause an amount equal to the Actual Value of the Performance Grant earned by the Participant to be paid to him or his permitted assignee or Beneficiary; or

               (ii) was awarded in conjunction with an Associated Award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grant, in which event no amount with respect thereto shall be paid to the Participant or his permitted assignee or Beneficiary, and the Associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grant to the Participant or his permitted assignee or Beneficiary as provided below, in which event the Associated Award may be canceled or (C) to pay to the Participant or his Beneficiary, the Actual Value of only a portion of the Performance Grants, in which event all or a portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Committee.

          Such determination by the Committee shall be made as promptly as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

          (e) Payment of any amount with respect to the Performance Grants that the Committee determines to pay as provided above shall be made by Valhi as promptly as practicable after the end of the Award Period or at such other time or times as the Committee shall determine, and may be made in cash, Common Shares, Other Valhi Securities or property, or other forms of payment, or any combination thereof or in such other manner, as determined by the Committee in its discretion. Notwithstanding anything in this Section to the contrary, the Committee may, in its discretion, determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.

     Section 10. Deferral of Compensation. The Committee shall determine whether or not an Award shall be made in conjunction with the deferral of the Participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:

          (a) forfeited to the Company or to other Participants or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company);

          (b) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or

          (c) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

     Section 11. Deferred Payment of Awards. The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Valhi Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.

     Section 12. Transferability of Awards. Except as may be approved by the Committee, a Participant's rights and interest under this Plan or any Award may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant's death), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Incentive Stock Option granted pursuant to this Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by him.

     Section 13. Amendment or Substitution of Awards under this Plan. The terms of any outstanding Award under this Plan may be amended or modified from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder) if the Committee could grant such amended or modified Award under the terms of this Plan at the time of such amendment or modification; provided that no such amendment or modification shall adversely affect in a material manner any right of a Participant under the Award without his written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the Participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions that are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any affiliate, division or department thereof, on this Plan or on any Award under this Plan. The Committee may, in its discretion, permit holders of Awards under this Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under this Plan.

     Section 14. Termination of a Participant. For all purposes under this Plan, the Committee shall determine whether a Participant has terminated employment with, or the performance of services for, the Company; provided, however, an absence or leave approved by the Company, to the extent permitted by applicable provisions of the Code, shall not be considered an interruption of employment or performance of services for any purpose under this Plan.

     Section 15. Dilution and Other Adjustments. In the event of any change in the outstanding Common Shares by reason of any stock split, dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by Valhi of all or substantially all of its assets, any distribution to stockholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Award or the number of Common Shares available for Awards, such adjustment may be made by the Committee and shall be final, conclusive and binding for all purposes of this Plan. Each adjustment made pursuant to this Section shall be made with a view toward preserving the value of the affected Award had prior to the event or transaction giving cause to such adjustment.

     In the event of the proposed dissolution or liquidation of Valhi, all outstanding Awards shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the assets of Valhi or the merger of Valhi with or into another corporation, all restrictions on any outstanding Awards shall lapse and Participants shall be entitled to the full benefit of all such Awards immediately prior to the closing date of such sale or merger, unless otherwise provided by the Committee.

     Section 16. Designation of Beneficiary by Participant. A Participant may name a beneficiary to receive any payment to which he may be entitled with respect to any Award under this Plan in the event of his death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion (a "Beneficiary"). The Committee reserves the right to review and approve Beneficiary designations. A Participant may change his Beneficiary from time to time in the same manner, unless such Participant has made an irrevocable designation. Any designation of a Beneficiary under this Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated Beneficiary survives the Participant and is living on the date on which any amount becomes payable to such a Participant's Beneficiary, such payment will be made to the legal representatives of the Participant's estate, and the term "Beneficiary" as used in this Plan shall be deemed to include such person or persons. If there are any questions as to the legal right of any Beneficiary to receive a distribution under this Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Board, the Committee, the Designated Administrator (if any), and the members thereof, will have no further liability to anyone with respect to such amount.

     Section 17. Financial Assistance. If the Committee determines that such action is advisable, the Company may assist any Participant in obtaining financing from the Company (or under any program of the Company approved pursuant to applicable law), or from a bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of this Plan, including, but not limited to, to permit the exercise of an Award, the participation therein, and/or the payment of any taxes with respect thereto. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company, a guarantee of the obligation by the Company or the maintenance by the Company of deposits with such bank or third party.

     Section 18.  Miscellaneous Provisions.

          (a)  Any proceeds from Awards shall constitute general funds of Valhi.

          (b) No fractional shares may be delivered under an Award, but in lieu thereof a cash or other adjustment shall be made as determined by the Committee in its discretion.

          (c) No Eligible Person or other person shall have any claim or right to be granted an Award under this Plan. Determinations made by the Committee under this Plan need not be uniform and may be made selectively among Eligible Persons under this Plan, whether or not such Eligible Persons are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Eligible Person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by Eligible Persons at any time and for any reason is specifically reserved.

          (d) No Participant or other person shall have any right with respect to this Plan, the Common Shares reserved for issuance under this Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of this Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

          (e) No Common Shares, Other Valhi Securities or property, other securities or property or other forms of payment shall be issued hereunder with respect to any Award unless counsel for Valhi shall be satisfied that such issuance will be in compliance with applicable law and any applicable rules of any stock exchange or other market quotation system on which Common Shares are listed.

          (f) It is the intent of Valhi that this Plan comply in all respects with Rule 16b-3 and Section 162(m) with respect to Awards granted to executive officers of Valhi, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with Rule 16b-3 or Section 162(m), such provision shall be deemed null and void with respect to Awards granted to executive officers of Valhi to the extent required to permit such Awards to comply with Rule 16b-3 and Section 162(m). It is also the intent of Valhi that this Plan comply in all respects with the provisions of the Code providing favorable treatment to Incentive Stock Options, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with the Incentive Stock Option provisions of the Code, such provision shall be deemed null and void with respect to Incentive Stock Options granted to employees of the Company to the extent required to permit such Incentive Stock Options to receive favorable treatment under the Code.

          (g) The Company shall have the right to deduct from any payment made under this Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of Valhi to issue Common Shares, Other Valhi Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under this Plan, that the Participant (or any Beneficiary or person entitled to act) pay to Valhi, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, Valhi may refuse to issue Common Shares, Other Valhi Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in this Plan to the contrary, the Committee may, in its discretion, permit an Eligible Person (or any Beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing Valhi to withhold, or agreeing to surrender to Valhi on or about the date such tax liability is determinable, Common Shares, Other Valhi Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a Fair Market Value equal to the amount of such taxes).

          (h) The expenses of this Plan shall be borne by the Company; provided, however, the Company may recover from a Participant or his Beneficiary, heirs or assigns any and all damages, fees, expenses and costs incurred by the Company arising out of any actions taken by a Participant in breach of this Plan or any agreement evidencing such Participant's Award.

          (i) This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

          (j) By accepting any Award or other benefit under this Plan, each Participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Board, the Committee or the Designated Administrator (if applicable).

          (k) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder of any Common Shares issued pursuant hereto as may be required by applicable law and any applicable rules of any stock exchange or other market quotation system on which Common Shares are listed.

          (l) The validity, construction, interpretation, administration and effect of this Plan, and of its rules and regulations, and rights relating to this Plan and to Awards granted under this Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

          (m) Records of the Company shall be conclusive for all purposes under this Plan or any Award, unless determined by the Committee to be incorrect.

          (n) If any provision of this Plan or any Award is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Award, but such provision shall be fully severable, and this Plan or Award, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan or Award, as applicable.

          (o) The terms of this Plan shall govern all Awards under this Plan and in no event shall the Committee have the power to grant any Award under this Plan that is contrary to any of the provisions of this Plan.

          (p) For purposes of interpretation of this Plan, the masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

     Section 19. Plan Amendment or Suspension. This Plan may be amended or suspended in whole or in part at any time from time to time by the Board. No amendment of this Plan shall adversely affect in a material manner any right of any Participant with respect to any Award previously granted without such Participant's written consent, except as permitted under Section 13.

     Section 20. Plan Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

          (a) upon the adoption of a resolution of the Board terminating this Plan; or

          (b) the tenth anniversary of the Effective Date; provided, however, that the Board may, prior to such date, extend the term of this Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options. No termination of this Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award previously granted under this Plan, except that subsequent to termination of this Plan, the Committee may make amendments or modifications permitted under Section 13.

     Section 21. Effective Date. This Plan shall be effective, and Awards may be granted under this Plan, on or after the Effective Date; provided, however, if this Plan is not approved by at least a majority of the votes cast by the stockholders of Valhi at a meeting of stockholders at which a quorum is present within one year after the Effective Date then, in such event, this Plan and all Awards granted pursuant to this Plan shall be null and void.


ADOPTED BY THE BOARD:         May   , 1997   (by action of the Board on February
                                  --         13, 1997)
APPROVED BY THE STOCKHOLDERS: May   , 1997
                                  --
EFFECTIVE DATE:               May   , 1997
                                  --


     EXECUTED to evidence this Valhi, Inc. 1997 Long-Term Incentive Plan adopted
by the Board on May   , 1997 (by action of the Board on February 13, 1997) and
                    --
the stockholders of Valhi on May   , 1997.
                                 --


                                Valhi, Inc.



                                By:
                                    ----------------------------
                                    Steven L. Watson, Secretary




                                  VALHI, INC.
                              Three Lincoln Centre
                          5430 LBJ Freeway, Suite 1700
                            Dallas, Texas 75240-2697
PROXY

                                  VALHI, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             OF VALHI, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 8, 1997



The undersigned hereby appoints Harold C. Simmons, Glenn R. Simmons and Steven
L. Watson, and each of them, proxy and attorney-in-fact for the undersigned, with full power of substitution, to vote on behalf of the undersigned at the 1997 Annual Meeting of Stockholders (the "Meeting") of Valhi, Inc., a Delaware corporation ("Valhi"), to be held at the offices of Valhi at Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, Texas on Thursday, May 8, 1997, at 10:00 a.m. (local time), and at any adjournment or postponement of said Meeting, all of the shares of common stock, par value $0.01 per share, of Valhi standing in the name of the undersigned or that the undersigned may be entitled to vote on the following proposals, in the manner directed on the reverse side:

1.   Election of Five Directors
     Nominees: Norman S. Edelcup, Kenneth R. Ferris, Glenn R. Simmons, Harold C.
               Simmons and J. Walter Tucker, Jr.

2. Amendment and Restatement of the Valhi, Inc. 1987 Stock Option-Stock Appreciation Rights Plan

3.   Adoption to the Valhi, Inc. 1997 Long-Term Incentive Plan

     THIS PROXY MAY BE REVOKED AS SET FORTH IN THE VALHI PROXY STATEMENT THAT
                            ACCOMPANIED THIS PROXY.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR ELECTION AS DIRECTORS NAMED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXIES AS TO ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

    PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
                               SEE REVERSE SIDE.

[X]  Please mark your votes as in this example.


1.   Election of Five Directors (see reverse)


          [  ] FOR all nominees (except as marked below)

          [  ] WITHHOLD authority to vote for all nominees

     (To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     ------------------------------------------------------------

2. Amendment and Restatement of the Valhi, Inc. 1987 Stock Option-Stock Appreciation Rights Plan.

     [  ] FOR          [  ] AGAINST        [  ] ABSTAIN

3.   Adoption of the Valhi, Inc. 1997 Long-Term Incentive Plan.

     [  ] FOR          [  ] AGAINST        [  ] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournment or postponement thereof.

[  ] Address Change
     (Instruction:  Make necessary corrections to the mailing label.)

SIGNATURE(S)                                  DATE
              -----------------------------         -------------

SIGNATURE(S)                                  DATE
              -----------------------------         -------------



NOTE: Please sign exactly as name that appears hereon. Joint owners should each sign. When signing other than in an individual capacity, please fully describe such capacity.

The undersigned hereby revokes all proxies heretofore given to vote at said Meeting and any adjournment or postponement thereof.